1996 ANNUAL REPORT
                      For the Year Ended December 31, 1996
                                       AGGRESSIVE GROWTH FUNDS
                                       Founders Discovery Fund
                                       Founders Frontier Fund
                                       Founders Passport Fund
                                       Founders Special Fund
                                       GROWTH FUNDS
                                       Founders International Equity Fund
                                       Founders Worldwide Growth Fund
                                       Founders Growth Fund
                                       GROWTH-AND-INCOME FUNDS
                                       Founders Blue Chip Fund
                                       Founders Balanced Fund
                                       FIXED-INCOME FUND
                                       Founders Government Securities Fund
                                       MONEY MARKET FUND
                                       Founders Money Market Fund

                                     (LOGO)
                                 Founders Funds
                           Growth, Plain and Simple.

TABLE OF CONTENTS

About this Report.......................          3
A Message From the Chairman.............          4
Founders Discovery Fund.................          6
    Schedule of Investments.............          8
Founders Frontier Fund..................         11
    Schedule of Investments.............         13
Founders Passport Fund..................         16
    Schedule of Investments.............         18
Founders Special Fund...................         21
    Schedule of Investments.............         23
Founders International Equity Fund......         26
    Schedule of Investments.............         28
Founders Worldwide Growth Fund..........         31
    Schedule of Investments.............         33
Founders Growth Fund....................         36
    Schedule of Investments.............         38
Founders Blue Chip Fund.................         41
    Schedule of Investments.............         43
Founders Balanced Fund..................         47
    Schedule of Investments.............         49
Founders Government Securities
  Fund..................................         53
    Schedule of Investments.............         54
Founders Money Market Fund
    Schedule of Investments.............         55
Statements of Assets and Liabilities....         56
Statements of Operations................         58
Statements of Changes in Net Assets.....         60
Financial Highlights....................         64
Notes...................................         68
Report of Independent Accountants.......         73
Corporate Dividends-Received
    Deduction...........................         74

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index (provided by Lipper Analytical Services, Inc.). Each index presented accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Actual total return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN
HOLDINGS OF THE FOUNDERS FUNDS
The following abbreviations are used throughout the Schedules of Investments to indicate the country of origin of non-U.S. holdings:

AR          Argentina
AU          Australia
BR          Brazil
CA          Canada
CH          Chile
CO          Colombia
CZ          Czech Republic
DE          Denmark
FI          Finland
FR          France
GE          Germany
HK          Hong Kong
IN          India
ID          Indonesia
IT          Italy
JA          Japan
KO          Korea
MA          Malaysia
MX          Mexico
NE          Netherlands
NZ          New Zealand
NW          Norway
PA          Panama
PH          Philippines
PO          Portugal
SP          Spain
SW          Sweden
SZ          Switzerland
UK          United Kingdom

A MESSAGE FROM THE CHAIRMAN

BJORN K. BORGEN, CHAIRMAN

DEAR FELLOW INVESTOR,
The year past proved to be quite positive for the stock market and for the Founders Funds. The Dow Jones Industrial Average, the most widely followed measure of stock performance, jumped above the 6,000-point level for the first time in its history, and made a serious run for 7,000. For the same period, each of the Founders' equity funds participated in this record-breaking market and posted double-digit returns.

  However, 1996 was more complex than this overview suggests. Points of great turbulence throughout the year often made the market's rise more of an uphill struggle.

TRACKING THE ECONOMY
America's economic growth proved to be the most-watched feature of 1996's market. While market analysts had expected to see the year start with slower economic growth and lower interest rates, investors began to see signs of stronger growth and resurgent inflation. However, the Federal Reserve declined to raise short-term interest rates to cool the economy. Despite this show of faith, widespread uncertainty about the direction of the economy continued throughout much of the year.

  This uncertainty was heightened by the appearance of weak corporate earnings at midyear. Always carefully scrutinized, a company's earnings are considered to be one of the best indications of business growth and profitability. Earnings disappointments of some bellwether companies produced large sell-offs in the overall market.

  While these events delivered a jolt to the markets, the second half produced a measure of recovery. Many observers saw signs of an economic slowdown in such indicators as high unemployment claims and business inventories. The Federal Reserve agreed with this consensus, and at its Fall meetings it again opted against raising interest rates. These decisions were greeted with great warmth by the stock and bond markets.

THE ROAD AHEAD
As we enter 1997, we expect that the markets will respond to the same factors we saw in 1996, primarily the pace of economic growth. Despite the fears of many analysts, there seems to be little upward inflationary pressure, suggesting that interest rates will remain stable or decline, and that the economy will continue on its slow-growth track in 1997.

A CASE FOR CAUTION
The financial community has wondered whether recent events presage a market correction. Alan Greenspan, chairman of the Federal Reserve Board, made a thinly veiled reference to the "irrational exuberance" of the market in a speech last Fall.

  As we look at the market ahead of us, we believe that there is some substance to Mr. Greenspan's remarks. The past several years have seen impressive market performance, pushing indexes beyond all historical bounds. While, of course, this has been positive for individual investors, it is useful to remember that the markets can go down as well as up.

THE VALUATION QUESTION
One point of concern is the valuation level of the current market. The past two years have left some growth stocks very expensive, as measured by price-to-earnings ratios and dividend yields. However, history has shown that there are still companies with the fundamental strengths it takes to succeed, whatever the market environment.

  Successful companies may post growth in earnings despite slow overall economic growth rates or trends in the market. As a growth-stock manager, Founders focuses its efforts on finding these companies--those with the ability to produce long-term growth in any market atmosphere. This strategy has been the key to our Funds' performance in 1996, and will be in 1997 and beyond.

A POSITIVE YEAR FOR FOUNDERS
Just as 1996 was a banner year for the markets, it was also an important year in Founders' history:

o In July, we were pleased to welcome Brian Kelly as the manager of Founders Blue Chip and Balanced Funds. Brian has continued Founders' tradition of strong long-term past performance, as evidenced by the excellent 1996 total returns for these two funds.

o Founders International Equity Fund had a stellar inaugural year, posting a total return of 18.60% (for the year ended 12/31/96).

o We announced an exciting reorganization of Founders Special Fund, diversifying investors' assets among promising growth investments in small- to mid-cap, large-cap, and international companies.

  We don't try to predict where the market is headed over the short term. But there are some certainties about the year ahead: Founders will keep looking for the most promising growth-stock opportunities the market has to offer, and we will continue to focus on delivering the best performance and service to you.
  Thank you for your continuing investment in the Founders family of Funds.

Sincerely,

Bjorn K. Borgen
Chairman, Chief Executive Officer,
and Chief Investment Officer

FOUNDERS DISCOVERY FUND


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Russell       Lipper Small       Consumer
                  Discovery         2000        Company Growth        Price
                    Fund            Index         Fund Index          Index
                  ---------        -------      --------------      ---------
12/31/89 .....    $10,000.00      $10,000.00       $10,000           $10,000
06/30/90 .....    $11,780.00      $10,146.36       $10,360           $10,301
12/31/90 .....    $11,317.46      $ 8,052.31       $ 8,616           $10,634
06/28/91 .....    $13,576.94      $10,280.84       $10,542           $10,785
12/31/91 .....    $18,387.36      $11,759.92       $12,783           $10,936
06/30/92 .....    $16,760.63      $11,775.58       $11,903           $11,118
12/31/92 .....    $21,176.24      $13,924.89       $14,266           $11,252
06/30/93 .....    $21,239.99      $14,838.34       $14,881           $11,451
12/31/93 .....    $23,465.06      $16,553.79       $16,681           $11,562
06/30/94 .....    $19,610.47      $15,482.47       $15,210           $11,737
12/30/94 .....    $21,646.65      $16,251.89       $16,607           $11,872
06/30/95 .....    $25,446.79      $18,596.17       $19,163           $12,070
12/29/95 .....    $28,421.29      $20,875.64       $21,286           $12,173
06/30/96 .....    $33,974.58      $23,038.27       $24,331           $12,419
12/31/96 .....    $34,448.05      $24,318.97       $25,036           $12,576


                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

       1 Year               5 Years                Since Inception (12/31/89)
       ------               -------                -------------------------
       21.21%                13.38%                          19.33%

PERFORMANCE REVIEW

Despite the year's market volatility, which tends to have a greater impact on the kind of smaller, rapidly growing companies held in Founders Discovery Fund, the Fund's total return was 21.21% for the 12 months ended December 31, 1996, outperforming the unmanaged Russell 2000 Index by 4.72%.

  While Founders Discovery Fund performed quite well in 1996, the year carried with it dramatic changes in investor sentiment toward small-cap stocks. Actual and anticipated changes in interest rates and many investors' desires for more liquid large-cap stocks resulted in a challenging environment for small-cap stocks.

  Amid these conditions, Founders' stock-picking strategy proved even more crucial. Our focus on bottom-up, company-by-company research helped to uncover attractively priced, fundamentally strong firms in the small-company arena--firms with innovative products and services and with solid managements focused on growth markets. These are the types of companies that, while relatively unknown today, hold the potential for significant growth in the future.

INVESTMENT OPPORTUNITIES

A company that remained a top holding throughout the year was Geoworks, a company that develops software to enable cellular phones to transmit and receive voice calls, as well as provide for e-mail, faxing, paging, and even Internet access. These new phones, called smart phones, are just beginning to be sold internationally, and are expected to be available in the United States during the second half of 1997.

  Another holding that witnessed strong growth during 1996 was Parexel International, which is benefiting from pharmaceutical and biotechnology companies outsourcing more of their clinical trials. This trend is relatively new and offers the leading clinical research organizations, like Parexel, the opportunity to grow well into the future.

ECONOMIC OUTLOOK

Our intense research effort, which focuses on finding small, relatively unknown companies demonstrating the potential for becoming much larger and more recognized over time, paid off for our shareholders in 1996. While we expect to experience continued market volatility going forward, we believe that Discovery's portfolio contains some of the leading companies of tomorrow. The truly great companies are able to produce results regardless of the macroeconomic environment; over time, these are the companies to which investors will migrate. Our goal is to find the innovators early.

David Kern, CFA
Portfolio Manager

              TOP TEN HOLDINGS

 1. Geoworks, Inc....................   3.79%
 2. Doubletree Corporation...........   3.27%
 3. Scopus Technology................   3.28%
 4. Avant Corporation................   2.87%
 5. J.P. Food Service, Inc...........   2.58%
 6. Digital Microwave................   2.54%
 7. Genelabs Technologies............   2.47%
 8. P Com, Inc.......................   2.40%
 9. Parexel International............   2.28%
10. Physio Control Holding
    Corporation......................   2.22%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS DISCOVERY FUND

   SHARES                                    MARKET VALUE

COMMON STOCKS (DOMESTIC)-83.6%
APPAREL-3.7%
  107,125 Kenneth Cole Productions, Inc.
            Class A*                           $1,660,437
   60,000 North Face, Inc.*                     1,140,000
   50,000 Quiksilver, Inc.*                     1,062,500
  180,487 Wolverine World Wide, Inc.            5,234,123
                                                ---------
                                                9,097,060
                                                ---------
BIOTECHNOLOGY-3.0%
1,040,000 Genelabs Technologies, Inc.*          6,110,000
   89,975 Sequus Pharmaceuticals, Inc.*         1,428,353
                                                ---------
                                                7,538,353
                                                ---------
BUSINESS SERVICES-4.6%
  130,000 Metzler Group, Inc.*                  3,997,500
  210,000 Protection One, Inc.*                 2,047,500
   55,475 Rental Service Corporation*           1,525,563
  345,000 Warrentech Corporation*               3,924,375
                                                ---------
                                               11,494,938
                                                ---------
COMPUTER EQUIPMENT-0.2%
   25,000 Microtouch Systems, Inc.*               590,625
                                                ---------
COMPUTER NETWORKING-2.3%
   25,300 International Network Services*         762,163
  360,775 Sync Research, Inc.*                  4,825,366
                                                ---------
                                                5,587,529
                                                ---------
COMPUTER SOFTWARE-17.0%
   41,125 Applix, Inc.*                           884,188
  225,800 Avant Corporation*                    7,112,700
   63,375 CSG Systems
            International, Inc.*                  950,625
   44,075 Cybercash, Inc.*                      1,013,725
   50,000 Dendrite International, Inc.*           412,500
   37,500 Documentum, Inc.*                     1,275,000
  180,250 Edify Corporation*                    2,884,000
  387,100 Geoworks, Inc.*                       9,387,175
   35,000 Inso Corporation*                     1,365,000
  237,075 Premenos Technology Corporation*      1,985,503
  554,750 Ross Systems, Inc.*                   5,270,125
  171,785 Scopus Technology, Inc.*              7,966,529
   44,050 Sterling Commerce, Inc.*              1,552,762
                                                ---------
                                               42,059,832
                                                ---------
ELECTRONICS-3.1%
  119,925 REMEC, Inc.*                         $2,383,509
   98,725 Sawtek, Inc.*                         3,850,275
   43,975 Ultrak Inc.*                          1,341,237
                                                ---------
                                                7,575,021
                                                ---------
ENVIRONMENTAL SERVICES-1.2%
   90,000 United Waste Systems, Inc.*           3,082,500
                                                ---------
FOOD & BEVERAGES-4.8%
  229,100 J.P. Food Service, Inc.*              6,386,163
   54,100 Nuco2, Inc.*                            703,300
  150,000 Richfood Holdings, Inc.               3,637,500
   64,850 United Natural Foods, Inc.*           1,094,344
                                                ---------
                                               11,821,307
                                                ---------
HEALTHCARE SERVICES-13.9%
   95,325 Advanced Paradigm, Inc.*              1,954,162
  105,000 American Medserv Corporation*         1,601,250
   51,000 Gulf South Medical Supply, Inc.*      1,294,125
   81,925 Henry Schein, Inc.*                   2,785,450
  730,000 Ibah, Inc.*                           4,836,250
  178,500 Multicare Company, Inc.*              3,614,625
  172,500 Oacis Healthcare Holdings
            Corporation*                        1,164,375
  173,000 Orthodontic Centers of
            America, Inc.*                      2,681,500
  110,025 Parexel International Corporation*    5,638,781
   66,550 Pediatrix Medical Group, Inc.*        2,454,031
   38,275 Pharmaceutical Product Development,
            Inc.*                                 956,875
  110,000 Rural/Metro Corporation*              3,905,000
   58,325 Sunrise Assisted Living, Inc.*        1,603,937
                                                ---------
                                               34,490,361
                                                ---------
INSURANCE-0.5%
   33,625 Executive Risk, Inc.                  1,244,125
                                                ---------
LEISURE & ENTERTAINMENT-4.4%
  181,650 Doubletree Corporation*               8,083,425
   47,350 Fairfield Communities, Inc.*          1,171,912
  107,500 Ticketmaster Group, Inc.*             1,263,125
   36,350 Trump Hotels and Casino Resorts,
            Inc.*                                 436,200
                                                ---------
                                               10,954,662
                                                ---------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

  SHARES                                      MARKET VALUE

MANUFACTURING-0.2%
   42,000 Alyn Corporation                      $ 435,750
                                                ---------
MEDICAL SUPPLIES &
EQUIPMENT-5.5%
   80,650 Heartport, Inc.*                      1,844,869
   88,000 Perclose, Inc.*                       1,738,000
  250,000 Physio Control Holding Corporation*   5,500,000
  201,450 Resmed, Inc.*                         4,431,900
                                                ---------
                                               13,514,769
                                                ---------
OIL & GAS-0.6%
   50,000 National Oilwell, Inc.*               1,537,500
                                                ---------
PHARMACEUTICALS-0.6%
   14,575 Medicis Pharmaceuticals Corporation*    634,013
   18,050 Watson Pharmaceuticals, Inc.*           809,994
                                                ---------
                                                1,444,007
                                                ---------
PUBLISHING & BROADCASTING-2.2%
  243,750 International Family Entertainment,
            Inc. Class B*                       3,778,125
   54,450 SFX Broadcasting, Inc. Class A        1,606,275
                                                ---------
                                                5,384,400
                                                ---------
RESTAURANTS-1.0%
  127,675 Dave and Busters, Inc.*               2,521,581
                                                ---------
RETAIL-2.7%
   27,500 Hot Topic, Inc.*                        522,500
   50,000 Loehmanns, Inc.*                      1,137,500
   64,150 Men's Wearhouse, Inc.*                1,547,619
   95,000 Proffitt's, Inc.*                     3,467,500
                                                ---------
                                                6,675,119
                                                ---------
SEMICONDUCTORS & EQUIPMENT-4.0%
   62,575 Asyst Technologies, Inc.*           $ 1,048,131
  275,000 Semtech Corporation*                  4,640,625
   63,900 Speedfam International, Inc.*         1,821,150
   51,500 Vitesse Semiconductor Corporation*    2,343,250
                                              -----------
                                                9,853,156
                                              -----------
TELECOMMUNICATIONS EQUIPMENT-5.4%
  227,925 Digital Microwave Corporation*        6,296,428
   70,000 Harmonic Lightwaves, Inc.*            1,067,500
  201,200 P Com, Inc.*                          5,935,400
                                              -----------
                                               13,299,328
                                              -----------
TRANSPORTATION-2.7%
   90,000 Eagle USA Airfreight, Inc.*           2,272,500
  105,000 Mark VII, Inc.*                       2,900,625
   60,000 Swift Transportation Company*         1,387,500
                                              -----------
                                                6,560,625
                                              -----------
TOTAL COMMON STOCKS
(DOMESTIC)-83.6%
(COST-$158,433,007)                           206,762,548
                                              -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND                                  SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

   SHARES                                      MARKET VALUE

COMMON STOCKS (FOREIGN)-5.0%
COMPUTER SOFTWARE-0.7%
  200,000 JBA Holdings PLC (UK)                 $1,814,480
                                                ----------
PHARMACEUTICALS-1.2%
  498,500 Ethical Holdings Limited Sponsored
         ADR (UK)*                               2,897,531
                                                ----------
PUBLISHING & BROADCASTING-1.7%
  172,500 Cinar Films, Inc. Class B (CA)*        4,334,063
                                                ----------
TELECOMMUNICATION SERVICES-1.4%
  120,000 Cellular Communications International
         (IT)*                                   3,420,000
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-5.0%
(COST-$11,135,841)                              12,466,074
                                                ----------

PRINCIPAL AMOUNT                               MARKET VALUE

CONVERTIBLE BONDS (DOMESTIC)-0.0%
MEDICAL SUPPLIES & EQUIPMENT-0.0%
   $1,783 Surgical Laser Technologies
            Convertible Subordinated Note 8.0%
            Due 7/30/99                                 $0
                                                ----------
TOTAL CONVERTIBLE BONDS
(DOMESTIC)-0.0%
(COST-$0)                                                0
                                                ----------
CORPORATE SHORT-TERM NOTES-13.0%
$10,000,000 Brown-Forman 6.45% 01/03/97        $ 9,996,417
10,600,000 Merrill Lynch & Company 5.85%
             01/06/97                           10,591,387
11,600,000 Texaco, Inc. 6.00% 01/02/97          11,598,067
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES-13.0%
(AMORTIZED COST-$32,185,871)                    32,185,871
                                               -----------
TOTAL INVESTMENTS-101.6%
(COST-$201,754,719) 251,414,493
OTHER ASSETS & LIABILITIES-(1.6%)               (3,920,393)
                                               -----------
NET ASSETS-100.0%                             $247,494,100
                                               ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Russell       Lipper Small      Consumer
                   Frontier         2000        Company Growth       Price
                    Fund            Index         Fund Index         Index
                  ---------        -------      --------------     ---------

01/22/87 .....   $10,000.00      $10,000.00       $10,000           $10,000
12/31/87 .....   $11,610.10      $ 8,174.41       $ 8,567           $10,378
12/30/88 .....   $15,000.54      $10,219.46       $10,348           $10,836
12/31/89 .....   $21,647.47      $11,881.42       $12,499           $11,340
12/31/90 .....   $20,032.65      $ 9,567.29       $10,768           $12,059
12/31/91 .....   $29,915.09      $13,972.45       $15,983           $12,401
12/31/92 .....   $32,587.83      $16,544.75       $17,837           $12,760
12/31/93 .....   $37,977.13      $19,668.25       $20,854           $13,112
12/30/94 .....   $36,908.30      $19,309.55       $20,762           $13,462
12/29/95 .....   $50,573.77      $24,803.22       $27,327           $13,813
12/31/96 .....   $57,826.75      $28,894.38       $31,291           $14,271

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years                Since Inception (1/22/87)
       ------               -------                ------------------------
       14.34%                14.09%                          19.31%

PERFORMANCE REVIEW
The market was concerned about liquidity throughout 1996, with investors generally favoring large-capitalization stocks over those of smaller companies. While this resulted in volatility in the small-cap market, it also offered opportunities for investment. Founders Frontier Fund capitalized on these opportunities, posting a total return of 14.34% for the one-year period ended December 31, 1996.

INVESTMENT OPPORTUNITIES
Questions about the direction of the economy remained in the forefront of investors' minds during the first half of 1996. The lack of clear consensus led to an environment of increasing uncertainty in the stock market--particularly among small caps. However, Founders Frontier found successful investments in traditional growth areas, such as technology, healthcare/ pharmaceutical, and retail/apparel.

  The midyear market drop provided an opportunity to either add to our positions in some of our stronger names or buy names we think have great potential. One company is Atlas Air, Inc., an air-cargo transport provider that is taking advantage of the globalization of trade.

  The Fund also took advantage of the market's volatility by scaling back on companies whose valuations seemed stretched and by moving toward more reasonably priced issues in pharmaceuticals and technology. We increased our weighting in Watson Pharmaceuticals, a generic drug and advanced drug delivery systems manufacturer, as well as in Network General, a computer-network software developer.

  Finally, we sold several positions that had grown too large, such as HBO & Company, a designer of computerized information systems for the healthcare industry, and Pyxis, a developer and manufacturer of automatic drug-dispensing machines that was acquired by Cardinal Health, Inc.

   We keep the Fund well-diversified. We believe our commitment to selecting individual small companies that demonstrate solid prospects for revenue and earnings growth, regardless of economic conditions, served the Fund well, particularly in this volatile environment.

ECONOMIC OUTLOOK
While the small-cap market underperformed larger companies in 1996, we expect the gap to narrow in 1997, as the economy continues down the path of moderate growth with low inflation. Amidst these conditions, we will continue to focus on bottom-up, company-by-company research to uncover fundamentally strong firms in the small-company arena--firms with strong management, competitive market positions, and innovative products or services.

Michael K. Haines
Portfolio Manager

            TOP TEN HOLDINGS
 1. Watson Pharmaceuticals...........   3.28%
 2. Network General..................   2.75%
 3. USA Waste Services, Inc. ........   2.60%
 4. Sanmina Corporation..............   1.97%
 5. Reinsurance Group America,
     Inc. ...........................   1.79%
 6. Omnicare, Inc....................   1.77%
 7. Frontier Insurance...............   1.70%
 8. Reliastar Financial..............   1.65%
 9. IHC Caland NV....................   1.63%
10. J.P. Food Service, Inc. .........   1.59%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS FRONTIER FUND                                   SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

   SHARES                                     MARKET VALUE

COMMON STOCKS (DOMESTIC)-78.9%
APPAREL-4.0%
  126,000 Designer Holdings Limited*           $2,031,750
  130,000 Jones Apparel Group, Inc.*            4,858,750
   50,000 Tommy Hilfiger Corporation*           2,400,000
  164,350 Warnaco Group, Inc. Class A           4,868,869
                                                ---------
                                               14,159,369
                                                ---------
BIOTECHNOLOGY-0.7%
   65,000 IDEXX Laboratories, Inc.              2,340,000
                                                ---------
BUSINESS SERVICES-6.4%
   80,000 Affiliated Computer Services, Inc.
            Class A*                            2,320,000
  177,675 American Pad & Paper Company*         4,019,897
   82,750 CDW Computer Center, Inc.*            4,902,937
   57,500 Corporate Express, Inc.*              1,689,063
   68,500 MSC Industrial Direct Company, Inc.
            Class A*                            2,534,500
  142,512 Sylvan Learning Systems, Inc.*        3,990,336
  113,450 Teletech Holdings, Inc.*              2,864,612
                                                ---------
                                               22,321,345
                                                ---------
CHEMICALS-1.1%
  209,575 Crompton & Knowles Corporation        4,034,319
                                                ---------
COMPUTER NETWORKING-2.7%
  319,950 Network General Corporation*          9,638,494
                                                ---------
COMPUTER SOFTWARE-4.0%
   60,750 Midway Games, Inc.*                   1,230,188
   35,000 Rational Software, Inc.*              1,373,750
  150,000 Sterling Commerce, Inc.*              5,287,500
   90,000 Synopsys, Inc.*                       4,117,500
   50,000 Video Server, Inc.*                   2,100,000
                                                ---------
                                               14,108,938
                                                ---------
CONSTRUCTION-1.1%
  170,000 Oakwood Homes Corporation             3,888,750
                                                ---------
CONSUMER PRODUCTS-1.1%
  139,025 Rexall Sundown, Inc.*                $3,753,675
                                                ---------
DIVERSIFIED-1.0%
   50,000 Harsco Corporation                    3,425,000
                                                ---------
ELECTRONICS-2.5%
   66,775 Berg Electronics Corporation*         1,961,516
  123,100 Sanmina Corporation*                  6,924,375
       85 Windmere Durable
            Holdings, Inc.                          1,094
                                                ---------
                                                8,886,985
                                                ---------
ENVIRONMENTAL SERVICES-4.0%
  286,000 USA Waste Services, Inc.*             9,116,250
  140,000 United Waste Systems, Inc.*           4,795,000
                                                ---------
                                               13,911,250
                                                ---------
FINANCIAL SERVICES-2.0%
   95,650 BA Merchant Services, Inc.*           1,709,744
   91,450 Credit Acceptance Corporation*        2,126,213
   90,950 First USA Paymentech, Inc.*           3,080,931
                                                ---------
                                                6,916,888
                                                ---------
FOOD & BEVERAGES-1.6%
  200,600 J.P. Food Service, Inc.*              5,591,725
                                                ---------
HEALTHCARE SERVICES-9.2%
  172,500 Health Care & Retirement Corporation* 4,937,812
  112,500 Health Management Association
            Class A*                            2,531,250
  120,000 Healthcare Compare Corporation*       5,085,000
  125,000 Henry Schein, Inc.*                   4,250,000
   50,000 Multicare Company, Inc.*              1,012,500
   73,275 NCS Healthcare, Inc.*                 2,106,656
  193,550 Omnicare, Inc.                        6,217,794
  230,700 Orthodontic Centers of
            America, Inc.*                      3,575,850
   76,500 Pediatrix Medical Group, Inc.*        2,820,937
                                                ---------
                                               32,537,799
                                                ---------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

   SHARES                                     MARKET VALUE

INSURANCE-6.2%
   80,000 Equitable of Iowa Companies          $3,670,000
  155,567 Frontier Insurance Group, Inc.        5,950,438
  133,050 Reinsurance Group of
            America, Inc.                       6,269,981
  100,000 Reliastar Financial Corporation       5,775,000
                                                ---------
                                               21,665,419
                                                ---------
LEISURE & ENTERTAINMENT-2.8%
   75,000 Doubletree Corporation*               3,337,500
  160,000 Interstate Hotels Company*            4,520,000
   51,700 Sun International Hotels Limited*     1,887,050
                                                ---------
                                                9,744,550
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.2%
  150,000 Viking Office Products, Inc.*         3,975,000
                                                ---------
OIL SERVICES-0.5%
   75,000 Pride Petroleum Services, Inc.*       1,725,000
                                                ---------
PHARMACEUTICALS-5.0%
   75,000 Jones Medical Industries, Inc.        2,718,750
   60,525 Nexstar Pharmaceuticals, Inc.*          885,178
   48,000 R.P. Scherer Corporation*             2,412,000
  256,100 Watson Pharmaceuticals, Inc.*        11,492,487
                                                ---------
                                               17,508,415
                                                ---------
PUBLISHING & BROADCASTING-2.6%
  105,000 Sinclair Broadcast Group, Inc.
            Class A*                            2,730,000
   64,200 Univision Communications, Inc.*       2,375,400
  214,175 World Color Press, Inc.*              4,122,869
                                                ---------
                                                9,228,269
                                                ---------
RETAIL-6.2%
  101,700 Borders Group, Inc.*                  3,648,487
  156,250 Consolidated Stores Corporation*      5,019,531
   77,225 Fred Meyer, Inc.*                     2,741,487
  165,000 Petco Animal Supplies, Inc.*          3,300,000
  135,000 Sports Authority, Inc.*               2,936,250
   37,200 Tiffany & Company                     1,362,450
   74,750 Williams Sonoma, Inc.*                2,700,344
                                                ---------
                                               21,708,549
                                                ---------
SEMICONDUCTORS & EQUIPMENT-1.5%
  113,850 International Rectifier Corporation* $1,736,213
  148,300 VLSI Technology, Inc.*                3,503,588
                                              -----------
                                                5,239,801
                                              -----------
SUPERMARKETS-1.5%
   88,750 Vons Companies, Inc.*                 5,313,906
                                              -----------
TELECOMMUNICATION SERVICES-3.7%
   82,500 Brooks Fiber Properties, Inc.*        2,103,750
   98,675 LCI International, Inc.*              2,121,513
   91,250 McLeod, Inc. Class A*                 2,326,875
  119,550 Telco Communications Group, Inc.*     1,987,519
  153,575 Tel-Save Holdings, Inc.*              4,434,478
                                              -----------
                                               12,974,135
                                              -----------
TELECOMMUNICATIONS EQUIPMENT-2.7%
   70,000 Aspect Telecommunications
            Corporation*                        4,410,000
   80,000 DSP Communications Corporation*       1,540,000
  114,300 PictureTel Corporation*               2,943,225
   25,000 Xylan Corporation*                      700,000
                                              -----------
                                                9,593,225
                                              -----------
TRANSPORTATION-3.6%
   91,725 Atlas Air, Inc.*                      4,356,937
   84,625 Swift Transportation Company*         1,956,953
  105,000 US Freightways Corporation            2,874,375
   89,875 Wisconsin Central Transportation
            Corporation*                        3,550,062
                                              -----------
                                               12,738,327
                                              -----------
TOTAL COMMON STOCKS
(DOMESTIC)-78.9%
(COST-$204,081,903)                           276,929,133
                                              -----------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (CONTINUED)

   SHARES                                     MARKET VALUE

COMMON STOCKS (FOREIGN)-12.4%
BASIC INDUSTRY-0.4%
   63,000 Madeco SA Sponsored ADR (CH)         $1,527,750
                                                ---------
BUILDING MATERIALS-1.0%
   50,000 Hunter Douglas NV (NE)                3,367,636
                                                ---------
CONSTRUCTION-1.7%
  100,000 IHC Caland NV (NE)                    5,706,192
                                                ---------
CONSUMER PRODUCTS-1.5%
   72,000 Industrie Natuzzi SPA ADR (IT)        1,656,000
  132,000 Skis Rossignol (FR)                   3,648,406
                                                ---------
                                                5,304,406
                                                ---------
FINANCIAL SERVICES-0.8%
   56,000 Banco Latinoamericano de
            Exportaciones, SA Class E (PA)      2,842,000
                                                ---------
INSURANCE-1.1%
  700,000 Guoco Group Ltd. (HK)                 3,918,603
                                                ---------
LEISURE & ENTERTAINMENT-0.3%
  280,000 Village Roadshow Limited (AU)         1,096,426
                                                ---------
MANUFACTURING-1.1%
  100,000 Hoya Corporation (JA)                 3,920,048
                                                ---------
OIL & GAS-1.5%
  131,000 Petroleum Geological Services
            Sponsored ADR (NW)*                 5,092,625
                                                ---------
PUBLISHING & BROADCASTING-1.9%
  480,000 Flextech PLC (UK)                    $5,565,634
   65,000 Scandinavian Broadcasting
            Systems SA (SW)*                    1,088,750
                                                ---------
                                                6,654,384
                                                ---------
RETAIL-1.1%
  400,000 Next PLC (UK)                         3,885,633
                                                ---------
TOTAL COMMON STOCKS
(FOREIGN)-12.4%
(COST-$34,696,732)                             43,315,703
                                                ---------

PRINCIPAL AMOUNT                              MARKET VALUE

CORPORATE SHORT-TERM NOTES-7.2%
$13,000,000 American Express Credit Corporation
              6.05% 01/03/97                  $12,995,631
 4,300,000 American Express Credit Corporation
             6.30% 01/02/97                     4,299,247
 4,800,000 Narragansett Electric 6.75% 01/02/97 4,799,100
 3,100,000 Toyota Motor Credit 6.20% 01/02/97   3,099,466
                                              -----------
TOTAL CORPORATE
SHORT-TERM NOTES-7.2%
(AMORTIZED COST-$25,193,444)                   25,193,444
                                              -----------
TOTAL INVESTMENTS-98.5%
(COST-$263,972,079)                           345,438,280
OTHER ASSETS & LIABILITIES-1.5%                 5,422,796
                                              -----------
NET ASSETS-100.0%                            $350,861,076
                                              ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                      Consumer
                   Passport         MSCI World          Price
                     Fund           U.S. Index          Index
                  ----------        ----------        ---------
11/16/93 .....    $10,000.00        $10,000.00         $10,000
12/31/93 .....    $10,530.00        $10,715.92         $10,000
06/30/94 .....    $ 9,680.00        $11,574.24         $10,151
12/30/94 .....    $ 9,439.22        $11,503.04         $10,267
06/30/95 .....    $10,591.57        $11,836.83         $10,439
12/29/95 .....    $11,741.01        $12,815.34         $10,535
06/30/96 .....    $13,671.04        $13,416.94         $10,719
12/31/96 .....    $14,094.66        $13,695.21         $10,884

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
          1 Year                      Since Inception (11/16/93)
          ------                      -------------------------
          20.05%                                11.61%

PERFORMANCE REVIEW
Founders Passport Fund gained an impressive 20.05% for the year ended December 31, 1996, well ahead of its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World ex U.S. Index, which rose only 7.20% for the same period. In addition, for the three-year period ended December 31, 1996, the Fund was ranked #1 of 8 international small-company funds based on total return by Lipper Analytical Services, Inc. (for the one-year period, the Fund ranked #3 of 12 such funds).

  As the performance of this MSCI index suggests, performance in international markets was somewhat sluggish in 1996. This was due to a unique combination of macroeconomic factors, including a rise in the U.S. dollar, slower-than-expected economic growth abroad, and a worldwide emphasis on interest rates. In addition, growth in some Southeast Asian economies slowed in the second half, though growth rates for these economies are still nearly twice those of more developed nations.

INVESTMENT OPPORTUNITIES
In this environment, Founders Passport Fund's focus on bottom-up, company-by-company stock selection proved to be integral to the Fund's performance. One small and growing stock discovered through this intensive research process is JBA Holdings, a small British software developer showing very rapid revenue and earnings growth. We believe that this firm is one of the most attractively valued software companies in the world.

  Another company where we found investment opportunity earlier this year is Laox, a Japanese computer retailer. There is a substantial gap in computer ownership between Japan and other developed countries, a gap that may narrow as the Japanese economy improves. A strong company with a dominant position in its market, Laox may benefit from this trend.

ECONOMIC OUTLOOK
While 1996 did see slow growth in many of the world's economies, overseas corporate earnings and economic conditions have nonetheless been improving. In the coming year, we expect that this trend of gradual economic improvement will continue and that foreign interest rates will either remain stable or decline.

  However, we will be watching the world's markets with a keen eye toward valuation. We believe that, on a price/earnings basis, most markets around the world reflect earnings estimates that are generally optimistic, and we must be very careful about what we pay for a company's potential growth. Therefore, we will continue to rely on our intense, company-specific research approach to help us find the best foreign small-cap growth opportunities available at reasonable prices.

Michael Gerding, CFA
Portfolio Manager

              TOP TEN HOLDINGS
 1. Marschollek,
    Lautenschlaeger und
    Partner AG non-voting
    pref.............................   2.32%
 2. JD Wetherspoon PLC...............   2.29%
 3. Flextech PLC.....................   2.26%
 4. Gulf Canada......................   2.02%
 5. PT Matahari Putra Prima..........   1.99%
 6. Kverneland ASA...................   1.98%
 7. Guilbert.........................   1.97%
 8. Hunter Douglas...................   1.97%
 9. JBA Holdings.....................   1.96%
10. DFS Furniture....................   1.87%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS PASSPORT FUND

  SHARES                                     MARKET VALUE

PREFERRED STOCKS (FOREIGN)-3.4%
AUTOMOTIVE-1.1%
    2,150 Porsche non-voting pref.(GE)         $1,897,346
                                                ---------
FINANCIAL SERVICES-2.3%
   29,700 Marschollek, Lautenschlaeger und
            Partner AG non-voting pref. (GE)    4,124,197
                                                ---------
TOTAL PREFERRED STOCKS
(FOREIGN)-3.4%
(COST-$4,328,053)                               6,021,543
                                                ---------
COMMON STOCKS (FOREIGN)-78.3%
AUTO PARTS & EQUIPMENT-0.5%
    8,200 Sylea (FR)                              897,494
                                                ---------
BANKING-1.5%
   79,325 Banco de A. Edwards Sponsored ADR
            Representing Series A (CH)          1,417,934
1,200,000 Bank Tiara (ID)                       1,295,238
                                                ---------
                                                2,713,172
                                                ---------
BASIC INDUSTRY-1.8%
   64,800 Madeco SA Sponsored ADR (CH)          1,571,400
  605,000 Perusahaan Perkebu (ID)*              1,600,529
                                                ---------
                                                3,171,929
                                                ---------
BEVERAGES-0.2%
   27,500 Compania Cervecerias Unidas Sponsored
            ADR (CH)                              440,000
                                                ---------
BUILDING MATERIALS-2.8%
   52,000 Hunter Douglas NV (NE)                3,502,341
  782,000 TLG PLC (UK)                          1,412,580
                                                ---------
                                                4,914,921
                                                ---------
BUSINESS SERVICES-1.1%
    6,250 Altran Technologies (FR)             $2,004,107
                                                ---------
CAPITAL GOODS-1.7%
   65,000 Noritsu Koki Company (JA)             3,052,038
                                                ---------
COMPUTER EQUIPMENT-1.6%
  374,000 Psion PLC (UK)                        2,813,161
                                                ---------
COMPUTER SOFTWARE-4.6%
   37,500 Baan Company NV (NE)*                 1,298,437
   27,500 Dassault Systems (FR)*                1,265,845
   66,000 Enator AB (SW)*                       1,686,731
    7,500 Enator AB New (SW)*                     188,928
  385,000 JBA Holdings PLC (UK)                 3,492,249
   10,700 Misys PLC (UK)                          204,459
                                                ---------
                                                8,136,649
                                                ---------
CONSTRUCTION-1.8%
   56,000 IHC Caland NV (NE)                    3,195,467
                                                ---------
CONSUMER PRODUCTS-6.3%
   75,000 Amer Group A Shares (FI)              1,545,888
   73,700 Industrie Natuzzi SPA ADR (IT)        1,695,100
   31,700 Salomon SA (FR)                       2,713,385
   60,000 Skis Rossignol (FR)                   1,658,392
6,800,000 Solid Group, Inc. (PH)*               1,396,198
1,202,000 Vtech Holdings Ltd. (HK)              2,160,055
                                                ---------
                                               11,169,018
                                                ---------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

  SHARES                                      MARKET VALUE

ELECTRONICS-1.5%
  228,650 Rofin Sinar Technologies, Inc. (GE)* $2,629,475
                                                ---------
ENVIRONMENTAL SERVICES-1.3%
  143,500 Tomra Systems ASA (NW)                2,236,113
                                                ---------
FINANCIAL SERVICES-2.6%
   50,250 Banco Latinoamericano de
            Exportaciones, SA Class E (PA)      2,550,187
4,150,000 Manhattan Card Company (HK)           2,105,877
                                                ---------
                                                4,656,064
                                                ---------
FOOD & BEVERAGES-1.8%
   82,400 Grolsch NV (NE)                       3,191,767
                                                ---------
INSURANCE-1.8%
  575,000 Guoco Group Ltd. (HK)                 3,218,852
                                                ---------
LEISURE & ENTERTAINMENT-2.4%
2,000,000 AAPC Limited (AU)                     1,207,307
1,896,285 Grupo Posadas SA de CV
            Series A (MX)*                        975,604
  554,000 Village Roadshow Limited (AU)         2,169,357
                                                ---------
                                                4,352,268
                                                ---------
MACHINERY-4.5%
   79,700 Konecranes International Corporation
            (FI)                                2,507,377
  128,000 Kverneland ASA (NW)                   3,528,104
   79,000 Turbon International (GE)             2,024,852
                                                ---------
                                                8,060,333
                                                ---------
MANUFACTURING-0.4%
   40,000 Axxicon Group NV (NE)                 $ 871,827
                                                ---------
OIL & GAS-6.0%
  160,000 British Borneo Petroleum (UK)         2,218,039
  285,000 Cairn Energy PLC (UK)                 2,033,972
  488,300 Gulf Canada Resources Limited (CA)    3,601,212
   74,000 Petroleum Geological Services
         Sponsored ADR (NW)                     2,876,750
                                                ---------
                                               10,729,973
                                                ---------
PHARMACEUTICALS-2.9%
  146,975 Medeva PLC ADR (UK)                   2,480,203
   35,700 Schwarz Pharma (GE)                   2,640,841
                                                ---------
                                                5,121,044
                                                ---------
PUBLISHING & BROADCASTING-6.6%
  188,000 Capital Radio PLC (UK)                1,758,378
   70,750 Cinar Films, Inc. Class B (CA)        1,777,594
  128,000 Comcast U.K. Cable Partners Ltd.
            Series A Shares (UK)                1,728,000
  344,000 Dorling Kindersley Holdings PLC (UK)  2,422,727
  347,000 Flextech PLC (UK)                     4,023,490
                                                ---------
                                               11,710,189
                                                ---------
RESTAURANTS-3.6%
  203,400 J D Wetherspoon PLC (UK)              4,072,873
  100,000 Pizza Express PLC (UK)                  902,790
  245,000 Regent Inns PLC (UK)                  1,382,364
                                                ---------
                                                6,358,027
                                                ---------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS PASSPORT FUND                                   SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

   SHARES                                      MARKET VALUE

RETAIL-12.3%
  128,000 Bulgari SPA (IT)                      $2,592,831
  322,000 DFS Furniture Company (UK)             3,325,967
   70,000 Doutor Coffee Company Ltd. (JA)        2,924,959
   17,965 Guilbert SA (FR)                       3,507,487
  147,000 Laox Company Ltd. (JA)                 2,229,000
  215,000 Next PLC (UK)                          2,088,598
   44,000 Paris Miki, Inc. (JA)                  1,584,805
3,041,000 PT Matahari Putra Prima (ID)           3,539,788
                                                ----------
                                                21,793,435
                                                ----------
TELECOMMUNICATION SERVICES-1.7%
   11,000 Asia Satellite Telecom Holdings
            Sponsored ADR (HK)                     257,125
   82,400 Cellular Communications
            International, Inc. (IT)             2,348,400
   52,000 Grupo Iusacell L Shares (MX)             396,500
                                                ----------
                                                 3,002,025
                                                ----------
TRANSPORTATION-5.0%
  117,000 ASG Class B (SW)                       2,398,945
   30,000 Copenhagen Airport (DE)                3,051,416
2,670,000 International Container Terminal &
            Services (PH)*                       1,395,913
  115,425 Tranz Rail Holdings Ltd. Sponsored
            ADR (NZ)*                            2,034,366
                                                ----------
                                                 8,880,640
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-78.3%
(COST-$121,085,450)                            139,319,988
                                                ----------

PRINCIPAL AMOUNT                              MARKET VALUE
CORPORATE SHORT-TERM NOTES-18.5%
$8,900,000 Ford Motor Credit 5.91% 01/02/97    $ 8,898,539
2,000,000 Massachusetts Electric 6.00% 01/07/97  1,998,000
7,900,000 Merrill Lynch & Company 5.85%
            01/07/97                             7,892,298
7,100,000 Morgan Stanley Group 6.25% 01/06/97    7,093,837
7,100,000 Texaco, Inc. 6.00% 01/03/97            7,097,633
                                               -----------
TOTAL CORPORATE SHORT-TERM NOTES-18.5%
(AMORTIZED COST-$32,980,307)                    32,980,307
                                               -----------
TOTAL INVESTMENTS-100.2%
(COST-$158,393,810)                            178,321,838
OTHER ASSETS & LIABILITIES-(0.2%)                 (400,778)
                                               -----------
NET ASSETS-100.0%                             $177,921,060
                                               ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders      Lipper Capital       Consumer     Standard &
                   Special        Appreciation         Price         Poor's
                    Fund           Fund Index          Index        500 Index
                  ---------       -------------      ---------     ----------
12/31/86 .....    $10,000.00         $10,000          $10,000      $10,000.00
12/31/87 .....    $10,522.77         $10,196          $10,441      $10,522.10
12/30/88 .....    $11,910.98         $11,506          $10,902      $12,265.20
12/31/89 .....    $16,580.61         $14,762          $11,409      $16,146.98
12/31/90 .....    $14,854.60         $13,613          $12,106      $15,639.91
12/31/91 .....    $24,310.48         $18,726          $12,477      $20,402.06
12/31/92 .....    $26,327.51         $20,141          $12,838      $21,956.47
12/31/93 .....    $30,546.28         $23,313          $13,191      $24,166.20
12/30/94 .....    $29,048.17         $22,740          $13,544      $24,479.39
12/29/95 .....    $36,511.16         $29,925          $13,888      $33,668.41
12/31/96 .....    $42,109.50         $34,398          $14,347      $41,409.14

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       15.33%                11.61%                15.46%                16.21%

PERFORMANCE REVIEW
The past year, investors concentrated on the pace of economic growth: initial concerns over a slowing U.S. economy soon gave way to fears that it was overheating. Investors became concerned that inflation and short-term interest rates could be on the rise. However, economic growth remained subdued, both on domestic and international fronts, keeping inflation in check and convincing the Federal Reserve not to raise interest rates.

  As a result, equity markets (both here and abroad) recorded surprisingly strong performance for 1996, with many market indicators reaching all-time highs. In this environment, Founders Special Fund recorded a one-year total return of 15.33% for the year ended December 31, 1996.

INVESTMENT OPPORTUNITIES
While the positive performance of the markets during 1996 resulted in high valuations for many companies, Founders

Special Fund was able to find many attractive investment opportunities in traditional growth-stock areas. Many of these companies are high-quality, highly liquid, and have a history of consistent earnings growth.

  For example, a strong and continuing theme in the portfolio was a focus on the data networking industry, where growth was in excess of 50% for the third year in a row. One of our top positions is in 3Com Corporation, a leader in the industry with a robust business poised to take advantage of this growth.

  Similarly, Tellabs, Inc. and ADC Telecom--both manufacturers of a variety of products used by providers of communications services--may benefit from potentially rapid growth in the telecommunications industry resulting from the Telecommunications Reform Act of 1996.

ECONOMIC OUTLOOK
We concur with the consensus view that the stock market is expensive, especially on a price-to-earnings basis. Nevertheless, we also believe that the economy will continue to grow, though at a slow rate; that inflationary pressures remain weak; and that interest rates may remain stable or decline. These factors may be quite positive for 1997's markets.

  In any event, we are confident in our ability to find good growth-stock opportunities in the small-cap, mid-cap, and international areas in the year ahead. Trends toward greater global competition mean that corporations will continue to focus on lowering costs and increasing productivity, which may allow growth companies to post increases in earnings per share, regardless of market conditions. Founders' focus on in-depth research may prove to be the key to finding these opportunities.

Robert Ammann, CFA

John Jares, CFA

Douglas Loeffler, CFA
Co-Lead Portfolio Managers

               TOP TEN HOLDINGS
 1. Parametric Technology
    Corporation......................   3.25%
 2. 3Com Corporation.................   3.02%
 3. Oxford Health Plans..............   2.89%
 4. Eli Lilly & Company..............   2.61%
 5. Intel Corporation................   2.30%
 6. Tellabs, Inc. ...................   1.76%
 7. US Freightways Corporation.......   1.71%
 8. Associates First Capital
    Corporation Class A..............   1.52%
 9. Compaq Computer Corp. ...........   1.43%
10. CITIC Pacific....................   1.37%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS SPECIAL FUND                                    SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

   SHARES                                     MARKET VALUE

COMMON STOCKS (DOMESTIC)-62.2%
BUSINESS SERVICES-5.0%
   55,000 CDW Computer Center, Inc.*           $3,258,750
   58,700 Concord EFS, Inc.*                    1,628,925
   75,000 First Data Corporation                2,737,500
  125,000 Fiserv, Inc.*                         4,593,750
  107,000 Teletech Holdings, Inc.*              2,701,750
  136,375 Vanstar Corporation*                  3,341,188
                                                ---------
                                               18,261,863
                                                ---------
COMPUTER EQUIPMENT-4.0%
   70,000 Compaq Computer Corporation*          5,197,500
  300,000 Data General Corporation*             4,350,000
   25,000 International Business Machines
            Corporation                         3,775,000
   50,000 Silicon Graphics, Inc.*               1,275,000
                                                ---------
                                               14,597,500
                                                ---------
COMPUTER NETWORKING-4.3%
   75,000 Cisco Systems, Inc.*                  4,771,875
  150,000 3Com Corporation                     10,987,500
                                                ---------
                                               15,759,375
                                                ---------
COMPUTER SOFTWARE-7.7%
   90,000 BMC Software, Inc.*                   3,723,750
   90,000 Electronic Arts, Inc.*                2,688,750
   46,500 Microsoft Corporation*                3,842,063
  148,800 Midway Games, Inc.*                   3,013,200
  230,000 Parametric Technology Corporation*   11,816,250
  100,000 The Sabre Group Holding Corporation
            Class A*                            2,787,500
                                                ---------
                                               27,871,513
                                                ---------
CONSUMER PRODUCTS-0.0%
      625 Revlon, Inc. Class A*                    18,672
                                                ---------
ELECTRONICS-0.0%
      555 Windmere Durable Holdings, Inc.           7,146
                                                ---------
ENVIRONMENTAL SERVICES-1.8%
  100,000 USA Waste Services, Inc.*            $3,187,500
  100,000 United Waste Systems, Inc.*           3,425,000
                                                ---------
                                                6,612,500
                                                ---------
FINANCIAL SERVICES-2.4%
  125,000 Associates First Capital Corporation
            Class A                             5,515,625
   30,000 Federal Home Loan Mortgage
         Corporation                            3,303,750
                                                ---------
                                                8,819,375
                                                ---------
FOOD & BEVERAGES-0.2%
   41,500 Hudson Foods, Inc.                      788,500
                                                ---------
HEALTHCARE SERVICES-6.5%
   60,000 Cardinal Health, Inc.                 3,495,000
   70,000 Healthcare Compare Corporation*       2,966,250
   77,675 NCS Healthcare, Inc.*                 2,233,156
  180,000 Oxford Health Plans, Inc.*           10,530,000
   50,000 Pacificare Health Systems, Inc.
             Class B*                           4,250,000
                                                ---------
                                               23,474,406
                                                ---------
LEISURE & ENTERTAINMENT-2.0%
  100,000 America Online, Inc.*                 3,325,000
  100,000 Metromedia International Group, Inc.*   987,500
  150,200 WMS Industries, Inc.*                 3,004,000
                                                ---------
                                                7,316,500
                                                ---------
MANUFACTURING-1.4%
  100,000 Minerals Technologies, Inc.           4,100,000
   30,000 U.S. Filter Corporation*                952,500
                                                ---------
                                                5,052,500
                                                ---------
MEDICAL SUPPLIES & EQUIPMENT-0.8%
   85,075 Sybron International Corporation*     2,807,475
                                                ---------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS SPECIAL FUND

   SHARES                                     MARKET VALUE

OFFICE SUPPLIES & EQUIPMENT-0.5%
   70,000 Viking Office Products, Inc.*        $1,855,000
                                                ---------
OIL & GAS-4.7%
  110,000 Barrett Resources Corporation*        4,688,750
   75,000 Noble Affiliates, Inc.                3,590,625
  125,000 Parker & Parsley Petroleum Company    4,593,750
   77,500 United Meridian Corporation*          4,010,625
                                                ---------
                                               16,883,750
                                                ---------
PHARMACEUTICALS-3.6%
  130,000 Eli Lilly & Company                   9,490,000
   79,375 Watson Pharmaceuticals, Inc.*         3,561,953
                                                ---------
                                               13,051,953
                                                ---------
PUBLISHING & BROADCASTING-1.6%
  193,000 Cox Radio, Inc.*                      3,377,500
  100,000 New World Communications, Inc.
             Class A*                           2,512,500
                                                ---------
                                                5,890,000
                                                ---------
RESTAURANTS-0.7%
   97,375 Lone Star Steakhouse & Saloon, Inc.*  2,604,781
                                                ---------
RETAIL-3.5%
   95,000 CVS Corporation                       3,930,625
   95,025 Fred Meyer Inc.*                      3,373,387
  150,000 General Nutrition
            Companies, Inc.*                    2,531,250
  120,000 Price Costco, Inc.*                   3,015,000
                                                ---------
                                               12,850,262
                                                ---------
SEMICONDUCTORS & EQUIPMENT-3.8%
  123,000 Cypress Semiconductor Corporation*    1,737,375
   64,000 Intel Corporation                     8,376,000
  154,700 VLSI Technology, Inc.*                3,654,787
                                                ---------
                                               13,768,162
                                                ---------
SUPERMARKETS-1.3%
   77,125 Vons Companies, Inc.*                 4,617,859
                                                ---------
TELECOMMUNICATION SERVICES-0.8%
   82,500 McLeod Inc. Class A*                 $2,103,750
   50,000 Paging Network, Inc.*                   762,500
                                               ----------
                                                2,866,250
                                               ----------
TELECOMMUNICATIONS EQUIPMENT-3.9%
  149,600 ADC Telecommunications, Inc.*         4,637,600
   75,000 Dynatech Corporation*                 3,300,000
  170,000 Tellabs, Inc.*                        6,396,250
                                               ----------
                                               14,333,850
                                               ----------
TRANSPORTATION-1.7%
  227,000 US Freightways Corporation            6,214,125
                                               ----------
TOTAL COMMON STOCKS
(DOMESTIC)-62.2%
(COST-$182,058,771)                           226,323,317
                                               ----------
COMMON STOCKS (FOREIGN)-20.5%
ADVERTISING-0.1%
  100,000 WPP Group (UK)                          435,600
                                               ----------
AUTOMOTIVE-1.2%
  100,000 Autoliv AB (SW)                       4,379,028
                                               ----------
BANKING-3.1%
   36,000 CS Holdings (SZ)                      3,686,602
  200,000 HSBC Holdings PLC (UK)                4,279,305
  300,000 National Westminster Bank PLC (UK)    3,524,700
                                               ----------
                                               11,490,607
                                               ----------
BASIC INDUSTRY-1.1%
1,300,000 Semen Gresik Bearer (ID)              4,182,010
                                               ----------
COMPUTER SOFTWARE-0.8%
      100 NTT Data Communications (JA)          2,920,651
                                               ----------
CONSUMER PRODUCTS-0.4%
   93,600 Tag Heuer International (SZ)*         1,509,300
                                               ----------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (CONTINUED)

   SHARES                                     MARKET VALUE

DIVERSIFIED-1.4%
  860,000 CITIC Pacific (HK)                   $4,992,178
                                                ---------
ELECTRONICS-0.9%
   52,000 Sony Corporation (JA)                 3,400,362
                                                ---------
FOOD & BEVERAGES-0.6%
  200,000 Quilmes Industrial SA Registered (AR) 1,600,000
   50,000 Quilmes Industrial SA ADR
            representing one non-voting preferred
            share (AR)                            456,250
                                                ---------
                                                2,056,250
                                                ---------
MACHINERY-1.0%
   31,500 ABB AB Series A (SW)                  3,552,285
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.1%
   36,500 OCE Van Der Grinten NV (NE)           3,958,721
                                                ---------
OIL & GAS-2.1%
  227,000 Saga Petroleum A Shares (NW)          3,786,118
  160,000 YPF Sociedad Anonima Sponsored ADR
            (AR)                                4,040,000
                                                ---------
                                                7,826,118
                                                ---------
PUBLISHING & BROADCASTING-2.3%
  465,000 Carlton Communications PLC (UK)       4,094,515
  200,000 Ver Ned Uitgeversbedr Ver Bezit NV
            (NE)                                4,174,134
                                                ---------
                                                8,268,649
                                                ---------
SEMICONDUCTORS & EQUIPMENT-1.2%
   86,000 ASM Lithography (NE)                  4,290,802
                                                ---------
TELECOMMUNICATION SERVICES-1.5%
      500 DDI Corporation (JA)                  3,299,733
  162,792 Korea Mobile Telecommunications
            Corporation ADR (KO)                2,095,941
                                                ---------
                                                5,395,674
                                                ---------
TELECOMMUNICATIONS EQUIPMENT-1.7%
   40,000 Nokia Corporation Sponsored ADR (FI) $2,305,000
  125,000 Telefonaktiebolaget L M Ericsson
            Company ADR Class B (SW)            3,765,625
                                                ---------
                                                6,070,625
                                                ---------
TOTAL COMMON STOCKS
(FOREIGN)-20.5% (COST-$68,971,614)
                                               74,728,860
                                                ---------
WARRANTS (DOMESTIC)-0.0%
    6,548 Jan Bell Marketing, Inc. Expires
         12/16/98*                                   $103
                                                ---------
TOTAL WARRANTS
(DOMESTIC)-0.0%
                                     (COST-$0)        103
                                                ---------

PRINCIPAL AMOUNT                              MARKET VALUE

CORPORATE SHORT-TERM NOTES-18.2%
$13,600,000 American Express Credit 6.05%
             01/03/97                         $13,595,429
15,800,000 Ciesco LP 5.75% 01/02/97            15,797,476
12,200,000 Ford Motor Credit 5.91% 01/03/97    12,195,994
10,000,000 Massachusetts
             Electric 6.00% 01/07/97            9,990,000
14,800,000 Morgan Stanley Group 6.25% 01/06/97 14,787,153
                                              -----------
TOTAL CORPORATE
SHORT-TERM NOTES-18.2%
(AMORTIZED COST-$66,366,052)                   66,366,052
                                              -----------
TOTAL INVESTMENTS-100.9%                      367,418,332
(COST-$317,396,437)
OTHER ASSETS & LIABILITIES-(0.9%)
                                               (3,583,157)
                                              -----------
NET ASSETS-100.0%                            $363,835,175
                                              ===========

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                  Founders           MSCI          Consumer
                International       World ex         Price
                 Equity Fund       U.S. Index        Index
                -------------      ----------      ---------
12/31/95 .....   $10,000.00        $10,000.00       $10,000
01/31/96 .....   $10,000.00        $10,058.62       $10,040
02/29/96 .....   $10,370.00        $10,087.67       $10,060
03/29/96 .....   $10,810.00        $10,301.24       $10,100
04/30/96 .....   $11,200.00        $10,605.54       $10,141
05/31/96 .....   $11,520.00        $10,424.08       $10,171
06/30/96 .....   $11,460.00        $10,489.44       $10,181
07/30/96 .....   $10,800.00        $10,163.11       $10,212
08/30/96 .....   $11,060.00        $10,201.34       $10,222
09/30/96 .....   $11,260.00        $10,477.60       $10,253
10/31/96 .....   $11,200.00        $10,407.77       $10,283
11/29/96 .....   $11,670.00        $10,836.94       $10,314
12/31/96 .....   $11,860.00        $10,686.58       $10,331

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
          1 Year                      Since Inception (12/29/95)
          ------                      -------------------------
          18.60%                                18.60%

PERFORMANCE REVIEW
Founders International Equity Fund had a very successful inaugural year in a challenging environment, rising 18.60% for the 12 months ended December 31, 1996. This compares quite favorably to the Fund's benchmark, the unmanaged Morgan Stanley Capital International World ex U.S. Index, which rose only 7.20% for the same period.

  Markets overseas were affected by a variety of factors in 1996. Chief among these was the sluggish economic growth experienced by many of the developed markets, including those of Europe and Japan. Some Southeast Asian nations also saw slowing, though on average these economies are still growing at nearly twice the rate of those of developed states.

  Despite this sluggishness and the increasing strength of the U.S. dollar, Founders International Equity Fund, backed by a focus on in-depth research, was able to find several promising growth opportunities in overseas markets.

INVESTMENT OPPORTUNITIES
After launching on December 29, 1995, we immediately put Founders International

Equity Fund's assets to work. The Fund seeks to invest in foreign companies that possess the fundamental strengths needed to post growth in earnings per share; often, we find such potential in companies which dominate their industry or local market or possess a unique niche. Companies in this position may offer appreciation potential as they continue to gain market share or begin to expand into new areas. Some such companies we invested in during 1996 were:

o Autoliv, a Swedish company that is one of the world's largest makers of automotive airbags

o HSBC Holdings, a Hong Kong-based conglomerate that is a worldwide leader in financial services, including brokerage services and investment banking

o   SPT Telecom, the national telecommunications provider for the Czech Republic

ECONOMIC OUTLOOK
In general, overseas economies and corporate earnings did grow in 1996, albeit slowly. We anticipate that this slow growth will continue throughout 1997, with European economies recovering faster than Japan. The emerging markets still appear robust, though growth rates there may suffer as a result of a stronger U.S. dollar and higher oil prices.

  In this environment, the challenge will remain finding companies which are fundamentally strong enough to post consistent growth in earnings. We believe that our research-intensive, bottom-up focus will help us meet this challenge in the Fund's second year and beyond.

Michael Gerding, CFA

Douglas Loeffler, CFA
Co-Lead Portfolio Managers

                TOP TEN HOLDINGS
 1. CITIC Pacific....................   2.01%
 2. Spira AB.........................   1.91%
 3. JBA Holdings.....................   1.88%
 4. Autoliv..........................   1.86%
 5. Gulf Canada Resources Limited....   1.82%
 6. PT Matahari Putra Prima..........   1.79%
 7. OCE Van Der Grinten NV...........   1.71%
 8. Cellular Communications..........   1.69%
 9. Guoco Group Ltd. ................   1.66%
10. ASM Lithography..................   1.66%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS INTERNATIONAL EQUITY FUND

   SHARES                                     MARKET VALUE

PREFERRED STOCKS (FOREIGN)-2.2%
AUTOMOTIVE-1.4%
      450 Volkswagen Preferred (GE)             $ 144,394
                                                ---------
PUBLISHING & BROADCASTING-0.8%
    4,800 News Corporation ADR representing
            preferred shares (AU)                  84,600
                                                ---------
TOTAL PREFERRED STOCKS
(FOREIGN)-2.2%
(COST-$223,171)                                   228,994
                                                ---------
COMMON STOCKS (FOREIGN)-90.1%
ADVERTISING-1.5%
   35,000 WPP Group (UK)                          152,149
                                                ---------
AIRLINES-1.0%
    1,025 British Airways ADS (UK)                105,319
                                                ---------
APPAREL-1.0%
    1,800 Fila Holdings SPA Sponsored ADR
            representing five
            ordinary shares (IT)                  104,625
                                                ---------
AUTOMOTIVE-3.9%
    4,300 Autoliv (SW)                            188,298
    9,000 Edaran Otomobil Nasional Berhad (MA)     89,982
    1,925 Toyota Motors ADR (JA)                  110,206
                                                ---------
                                                  388,486
                                                ---------
BANKING-6.3%
    2,700 Argentaria Corporation Bancaria de
            Espana (SP)                         $ 120,598
    4,650 Banco de A. Edwards Sponsored ADR
            representing Series A (CH)             83,119
    1,200 CS Holdings (SZ)                        122,887
    7,500 HSBC Holdings PLC (HK)                  160,474
    2,200 National Westminster Bank PLC ADR
         (UK)                                     152,900
                                                ---------
                                                  639,978
                                                ---------
BASIC INDUSTRY-1.1%
   33,000 Semen Gresik Bearer (ID)                106,134
                                                ---------
BUSINESS SERVICES-1.1%
      350 Altran Technologies (FR)                112,230
                                                ---------
CHEMICALS-1.0%
    1,200 Potash Corporation of Saskatchewan,
            Inc. (CA)                             102,000
                                                ---------
COMPUTER SOFTWARE-4.8%
    2,500 Baan Comapny NV (NE)*                    86,563
   21,000 JBA Holdings PLC (UK)                   190,486
    4,000 Konami Industry (JA)                    136,125
    1,500 Square Company Ltd. (JA)                 75,601
                                                ---------
                                                  488,775
                                                ---------
CONSUMER PRODUCTS-3.7%
      800 Christian Dior (FR)                     128,809
    7,000 Tag Heuer International (SZ)*           112,875
   74,400 Vtech Holdings Ltd. (HK)                133,701
                                                ---------
                                                  375,385
                                                ---------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

   SHARES                                     MARKET VALUE

DIVERSIFIED-2.0%
   35,000 CITIC Pacific (HK)                    $ 203,170
                                                ---------
ELECTRONICS-3.8%
  150,000 Gold Peak (HK)                          102,781
   12,650 Rofin Sinar Technologies,
            Inc. (GE)*                            145,475
    2,100 Sony Corporation (JA)                   137,322
                                                ---------
                                                  385,578
                                                ---------
FINANCIAL SERVICES-3.9%
    2,800 Banco Latinoamericano de
            Exportaciones, SA Class E (PA)        142,100
   30,000 Hysan Development (HK)                  119,459
  251,000 Manhattan Card Company (HK)             127,368
                                                ---------
                                                  388,927
                                                ---------
FOOD & BEVERAGES-2.7%
    9,000 Quilmes Industrial SA ADR
            representing one non-voting preferred
            share (AR)                             82,125
    8,200 Spira AB (SW)                           193,351
                                                ---------
                                                  275,476
                                                ---------
INSURANCE-1.7%
   30,000 Guoco Group Ltd. (HK)                   167,939
                                                ---------
LEISURE & ENTERTAINMENT-4.0%
      900 Accor (FR)                              113,740
    7,000 Genting BHD (MA)                         48,228
   40,000 Ladbroke Group PLC (UK)                 158,147
   20,900 Village Roadshow Limited (AU)            81,840
                                                ---------
                                                  401,955
                                                ---------
MACHINERY-3.9%
    1,000 ABB AB Series A (SW)                  $ 112,771
    4,800 Konecranes International Corporation
            (FI)*                                 151,009
    4,825 Kverneland ASA (NW)                     132,993
                                                ---------
                                                  396,773
                                                ---------
MANUFACTURING-2.4%
    4,000 Axxicon (NE)                             87,183
    4,000 Hoya Corporation (JA)                   156,802
                                                ---------
                                                  243,985
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.7%
    1,600 OCE Van Der Grinten NV (NE)             173,533
                                                ---------
OIL & GAS-7.1%
   25,000 Gulf Canada Resources
            Limited (CA)                          184,375
    3,000 Petroleum Geological Services ADR
            (NW)*                                 116,625
    6,400 Saga Petroleum A Shares (NW)            106,745
    4,000 Total SA Sponsored ADR (FR)             161,000
    6,000 YPF Sociedad Anonima Sponsored ADR
            (AR)                                  151,500
                                                ---------
                                                  720,245
                                                ---------
PHARMACEUTICALS-2.6%
    3,050 Astra AB Series B (SW)                  146,961
    1,500 Schwarz Pharma (GE)                     110,960
                                                ---------
                                                  257,921
                                                ---------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND                       SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

   SHARES                                      MARKET VALUE

PUBLISHING & BROADCASTING-5.9%
   18,000 Carlton Communications PLC (UK)       $ 158,497
      500 Pathe (FR)*                             120,222
    8,000 Ver Ned Uitgeversbedr Ver
            Bezit NV (NE)                         166,965
    1,125 Wolters Kluwer (NE)                     149,267
                                                ---------
                                                  594,951
                                                ---------
RESTAURANTS-1.6%
    8,025 J D Wetherspoon (UK)                    160,692
                                                ---------
RETAIL-10.0%
    6,700 Bulgari SPA (IT)                        135,719
   15,600 Dixons Group PLC (UK)                   144,840
    1,200 Gucci Group NV (FR)                      76,650
      775 Guilbert SA (FR)                        151,312
    2,075 Inwear Group 144A (DE)*+                 90,402
    5,500 Laox Co Ltd. (JA)                        83,398
   15,400 Next PLC (UK)                           149,597
  156,000 PT Matahari Putra Prima (ID)            181,587
                                                ---------
                                                1,013,505
                                                ---------
SEMICONDUCTORS &
EQUIPMENT-1.7%
    3,375 ASM Lithography (NE)*                   167,906
                                                ---------

TELECOMMUNICATION SERVICES-8.3%
    6,000 Cellular Communications International
            (IT)*                               $ 171,000
       20 DDI Corporation (JA)                    131,989
    8,060 Korea Mobile Telecommunications
            Corporation ADR (KO)                  103,769
    1,225 SPT Telecom (CZ)                        152,338
    2,600 Telecel Comunicacoes Pessoais 144A
            (PO)*+                                165,797
    1,525 Telecomunicacoes Brasileiras
            Sponsored ADR (BR)                    116,663
                                                ---------
                                                  841,556
                                                ---------
TRANSPORTATION-1.4%
    1,375 Copenhagen Airport (DE)                 139,856
                                                ---------
COMMON STOCKS
(FOREIGN)-90.1%
(COST-$8,125,678)                               9,109,049
                                                ---------

PRINCIPAL AMOUNT                              MARKET VALUE

CORPORATE SHORT-TERM NOTES-9.9%
 $500,000 Brown-Forman 6.45% 01/03/97          $  499,821
  200,000 General Electric Capital Corporation
            6.00% 01/02/97                        199,967
  300,000 Toyota Motor Credit 6.20% 01/02/97      299,948
                                               ----------
TOTAL CORPORATE SHORT-TERM NOTES-9.9%
(AMORTIZED COST-$999,736)
                                                  999,736
                                               ----------
TOTAL INVESTMENTS-102.2%
(COST-$9,348,585)                              10,337,779
OTHER ASSETS & LIABILITIES-(2.2%)
                                                 (218,603)
                                               ----------
NET ASSETS-100.0%                             $10,119,176
                                               ==========

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders         MSCI            Lipper          Consumer
                  Worldwide         World           Global            Price
                 Growth Fund        Index         Fund Index          Index
                 -----------       -------      --------------      ---------
12/31/89 .....   $10,000.00      $10,000.00         $10,000         $10,000
06/30/90 .....   $11,050.00      $ 9,256.65         $10,319         $10,301
12/31/90 .....   $10,666.83      $ 8,298.22         $ 9,086         $10,634
06/28/91 .....   $11,797.23      $ 8,803.50         $ 9,743         $10,785
12/31/91 .....   $14,379.21      $ 9,815.49         $10,929         $10,936
06/30/92 .....   $14,089.97      $ 9,175.33         $11,045         $11,118
12/31/92 .....   $14,596.14      $ 9,302.51         $10,936         $11,252
06/30/93 .....   $15,081.64      $10,712.46         $12,119         $11,451
12/31/93 .....   $18,958.68      $11,396.10         $14,517         $11,562
06/30/94 .....   $17,701.11      $11,808.95         $14,041         $11,737
12/30/94 .....   $18,549.86      $11,974.71         $14,199         $11,872
06/30/95 .....   $20,742.42      $13,069.12         $15,243         $12,070
12/29/95 .....   $22,376.93      $14,454.90         $16,189         $12,173
06/30/96 .....   $24,922.07      $15,479.30         $17,751         $12,419
12/31/96 .....   $25,499.30      $16,403.84         $18,900         $12,576

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years                Since Inception (12/31/89)
       ------               -------                -------------------------
       13.95%                12.14%                          14.31%

PERFORMANCE REVIEW
Founders Worldwide Growth Fund returned 13.95% for the 12-month period ended December 31, 1996, outpacing its benchmark index (the unmanaged Morgan Stanley Capital International World Index), which rose 13.48% for the same period.

  Several distinct factors affected international markets throughout 1996, including the rising U.S. dollar and worldwide market sensitivity to potential interest-rate increases. In addition, economic growth abroad was slower than expected, especially in Europe and Japan. However, economies did improve and interest rates declined somewhat, resulting in slow but positive performance for international markets.

  Founders Worldwide Growth Fund seeks global investment opportunities on a company-by-company basis: the Fund has no predetermined country or regional focus. This flexibility enables the Fund to find growth opportunities in markets throughout the world, regardless of the performance of local economies.

INVESTMENT OPPORTUNITIES
For example, one company that served the Fund well in the first half of the year was SPT Telecom, the national telecommunications provider for the Czech Republic. In addition to being in a dominant position in a rapidly growing market, this company may stand to benefit as telecom service providers expand into developing countries.

  Another excellent opportunity uncovered by our intensive, bottom-up research efforts is Square, a Japanese video-game designer which develops products for all major game platforms. Already one of the largest game developers in the world, Square is engaged in a promising agreement to distribute its products through convenience stores in Japan.

ECONOMIC OUTLOOK
We believe that, over the next year, international markets will be driven by many of the same factors we saw in 1996. Overseas economic growth continues to be a concern, as slow growth in Europe and Japan may make it more difficult for growth companies there to post increases in corporate earnings. Moreover, prices in many foreign markets seem to reflect corporate earnings estimates that we feel are too optimistic.

  In the coming year, therefore, we must continue to be very careful about the companies we invest in as well as the prices we pay for their potential earnings growth rates. As always, we will rely on our company-by-company research efforts to help us find attractively valued companies that meet Founders Worldwide Growth Fund's growth criteria.

Michael Gerding, CFA
Portfolio Manager

               TOP TEN HOLDINGS
 1. Ladbroke Group PLC...............   2.31%
 2. CITIC Pacific....................   2.19%
 3. Hoya Corporation.................   1.89%
 4. VNU..............................   1.87%
 5. Wolters Kluwer...................   1.86%
 6. Autoliv..........................   1.83%
 7. Marschollek, Lautenschlaeger und
    Partner AG non-voting pref. .....   1.79%
 8. Dixons Group PLC.................   1.76%
 9. OCE Van Der Grinten NV...........   1.74%
10. Carlton Communications PLC.......   1.72%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS WORLDWIDE GROWTH FUND                           SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

    SHARES                                    MARKET VALUE

PREFERRED STOCKS (FOREIGN)-4.3%
AUTOMOTIVE-1.5%
   16,000 Volkswagen Preferred (GE)            $5,133,995
                                                ---------
FINANCIAL SERVICES-1.8%
   44,200 Marschollek, Lautenschlaeger und
            Partner AG non-voting pref. (GE)    6,137,694
                                                ---------
PUBLISHING & BROADCASTING-1.0%
  200,000 News Corporation ADR representing
         preferred shares (AU)                  3,525,000
                                                ---------
TOTAL PREFERRED STOCKS (FOREIGN)-4.3%
(COST-$10,442,217)                             14,796,689
                                                ---------
COMMON STOCKS (DOMESTIC)-12.4%
APPAREL-2.0%
  119,725 Warnaco Group, Inc. Class A           3,546,853
  115,637 Wolverine World Wide, Inc.            3,353,473
                                                ---------
                                                6,900,326
                                                ---------
BIOTECHNOLOGY-0.8%
   80,000 IDEXX Laboratories, Inc.*             2,880,000
                                                ---------
BUSINESS SERVICES-1.4%
   43,125 Corporate Express, Inc.*              1,266,797
  110,825 Manpower, Inc.                        3,601,812
                                                ---------
                                                4,868,609
                                                ---------
COMPUTER SOFTWARE-0.4%
   55,300 Geoworks, Inc.*                       1,341,025
                                                ---------
HEALTHCARE SERVICES-3.3%
   97,800 Columbia/HCA Healthcare Corporation   3,985,350
  130,000 Quorum Health Group, Inc*             3,835,000
   92,500 Rural/Metro Corporation*              3,283,750
                                                ---------
                                               11,104,100
                                                ---------
OIL & GAS-1.9%
  108,000 Apache Corporation                   $3,820,500
   67,500 The Williams Companies, Inc.          2,531,250
                                                ---------
                                                6,351,750
                                                ---------
TELECOMMUNICATION SERVICES-2.0%
  104,500 MCI Communications Corporation        3,409,312
  135,000 WorldCom, Inc.*                       3,510,000
                                                ---------
                                                6,919,312
                                                ---------
TELECOMMUNICATIONS EQUIPMENT-0.6%
   71,550 Digital Microwave Corporation*        1,976,569
                                                ---------
TOTAL COMMON STOCKS
(DOMESTIC)-12.4%
(COST-$31,703,639)                             42,341,691
                                                ---------
COMMON STOCKS (FOREIGN)-71.4%
ADVERTISING-1.3%
1,000,000 WPP Group (UK)                        4,347,124
                                                ---------
AIRLINES-1.4%
   45,375 British Airways ADS (UK)              4,662,281
                                                ---------
APPAREL-0.4%
   25,000 Fila Holdings SPA Sponsored ADR
         repstg. five ordinary
         shares (IT)                            1,453,125
                                                ---------
AUTOMOTIVE-4.8%
  143,000 Autoliv (SW)                          6,262,009
  344,000 Edaran Otomobil Nasional Berhad (MA)  3,439,319
   96,000 Tata Engineering and Locomotive
            Company GDR representing one ordinary
            share (IN)*                         1,026,240
  100,000 Toyota Motors Corporation ADR (JA)    5,725,000
                                                ---------
                                               16,452,568
                                                ---------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS WORLDWIDE GROWTH FUND

   SHARES                                      MARKET VALUE

BANKING-6.4%
  111,000 Argentaria Corporation Bancaria de
            Espana (SP)*                        $4,957,884
   61,700 Banco de A. Edwards Sponsored ADR
         Representing Series A (CH)              1,102,888
   46,000 CS Holdings (SZ)                       4,710,658
  254,000 HSBC Holdings PLC (HK)                 5,434,718
   80,000 National Westminster Bank PLC ADR
            (UK)                                 5,560,000
                                                ----------
                                                21,766,148
                                                ----------
BASIC INDUSTRY-1.6%
   39,250 Madeco SA Sponsored ADR (CH)             951,813
1,450,000 Semen Gresik Bearer (ID)               4,664,549
                                                ----------
                                                 5,616,362
                                                ----------
CHEMICALS-1.0%
   40,000 Potash Corporation of Saskatchewan,
            Inc. (CA)                            3,400,000
                                                ----------
COMPUTER SOFTWARE-2.5%
   37,500 Baan Company NV (NE)*                  1,298,438
      110 NTT Data Communications (JA)           3,212,716
   78,200 Square Company Ltd. (JA)               3,941,329
                                                ----------
                                                 8,452,483
                                                ----------
CONSUMER PRODUCTS-2.5%
   27,000 Christian Dior (FR)                    4,347,312
   88,250 Industrie Natuzzi SPA
            ADR (IT)                             2,029,750
  139,050 Tag Heuer International (SZ)*          2,242,181
                                                ----------
                                                 8,619,243
                                                ----------
DIVERSIFIED-2.2%
1,290,000 CITIC Pacific (HK)                     7,488,267
                                                ----------
ELECTRONICS-4.6%
  107,125 ASM Lithography (NE)*                  5,329,469
  150,000 Konami Industry (JA)                   5,104,678
   80,000 Sony Corporation (JA)                  5,231,326
                                                ----------
                                                15,665,473
                                                ----------

FINANCIAL SERVICES-2.4%
   60,650 Banco Latinoamericano de
            Exportaciones, SA
            Class E (PA)                        $3,077,988
1,250,000 Hysan Development (HK)                 4,977,440
                                                ----------
                                                 8,055,428
                                                ----------
FOOD & BEVERAGES-1.2%
  400,000 Gruma SA de C.V. B shares 144A (MX)*+  2,428,862
  122,020 Quilmes Industrial SA Registered (AR)    976,160
   73,010 Quilmes Industrial SA ADR
            representing one non-voting preferred
            share (AR)                             666,216
                                                ----------
                                                 4,071,238
                                                ----------
LEISURE & ENTERTAINMENT-5.1%
   38,000 Accor (FR)                             4,802,446
  240,000 Genting BHD (MA)                       1,653,534
2,000,000 Ladbroke Group PLC (UK)                7,907,366
1,518,750 Magnum Corporation (MA)                2,946,671
                                                ----------
                                                17,310,017
                                                ----------
MACHINERY-1.3%
   39,500 ABB AB Series A (SW)                   4,454,452
                                                ----------
MANUFACTURING-1.9%
  165,000 Hoya Corporation (JA)                  6,468,080
                                                ----------
MINING & METALS-0.8%
  410,000 Sumitomo Metal Mining Company (JA)     2,758,766
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-1.7%
   55,000 OCE Van Der Grinten NV (NE)            5,965,196
                                                ----------
OIL & GAS-4.3%
   80,000 Petroleum Geological Services ADR
            (NW)*                                3,110,000
   25,000 Repsol SA ADR (SP)                       953,125
  140,155 Total SA Sponsored
            ADR (FR)                             5,641,239
  200,000 YPF Sociedad Anonima Sponsored ADR
            (AR)                                 5,050,000
                                                ----------
                                                14,754,364
                                                ----------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (CONTINUED)

   SHARES                                      MARKET VALUE

PHARMACEUTICALS-3.0%
  121,000 Astra AB Series B (SW)                $5,830,258
   60,000 Schwarz Pharma (GE)                    4,438,388
                                                ----------
                                                10,268,646
                                                ----------
PUBLISHING & BROADCASTING-7.5%
  670,000 Carlton Communications PLC (UK)        5,899,623
  132,000 Nynex Cablecomms Group PLC ADR (UK)*   2,392,500
   16,000 Pathe (FR)*                            3,847,116
   52,000 Scandinavian Broadcasting Systems SA
            (SW)*                                  871,000
  307,000 Ver Ned Uitgeversbedr Ver Bezit NV
            (NE)                                 6,407,296
   48,000 Wolters Kluwer (NE)                    6,368,734
                                                ----------
                                                25,786,269
                                                ----------
RETAIL-5.1%
  650,000 Dixons Group PLC (UK)                  6,034,999
   30,050 Gucci Group NV (FR)                    1,919,444
   25,000 Guilbert SA (FR)                       4,880,993
  480,000 Next PLC (UK)                          4,662,759
                                                ----------
                                                17,498,195
                                                ----------
SEMICONDUCTORS &
EQUIPMENT-1.4%
   70,000 SGS Thomson Microelectronics (FR)*     4,900,000
                                                ----------
TELECOMMUNICATION SERVICES-6.0%
      680 DDI Corporation (JA)                   4,487,637
  230,025 Korea Mobile Telecommunications
            Corporation ADR (KO)                 2,961,569
   40,000 SPT Telecom (CZ)*                      4,974,291
   67,400 Telecomunicacoes Brasileiras
            Sponsored ADR (BR)                   5,156,100
  120,000 Telefonica de Argentina SA ADR
            Repstg. 10 Class B
            ordinary shares (AR)                 3,105,000
                                                ----------
                                                20,684,597
                                                ----------
UTILITIES-1.0%
    57,000 Veba AG (GE)                        $ 3,292,105
                                               -----------
TOTAL COMMON STOCKS
(FOREIGN)-71.4%
(COST-$201,966,257)                            244,190,427
                                               -----------

PRINCIPAL AMOUNT                             MARKET VALUE

CORPORATE SHORT-TERM NOTES-11.3%
$10,100,000 American Express Credit Corporation
              6.05% 01/03/97                   $10,096,605
11,600,000 Ford Motor Credit 5.91% 01/02/97     11,598,096
 8,900,000 General Electric Capital Corporation
             6.00% 01/03/97                      8,897,033
 8,100,000 Morgan Stanley Group 6.25% 01/06/97   8,092,969
                                               -----------
TOTAL CORPORATE
SHORT-TERM NOTES-11.3%
(AMORTIZED COST-$38,684,703)                    38,684,703
                                               -----------
TOTAL INVESTMENTS-99.4%
(COST-$282,796,816)                            340,013,510
OTHER ASSETS & LIABILITIES-0.6%
                                                 2,065,779
                                               -----------
NET ASSETS-100.0%                             $342,079,289
                                               ===========

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Lipper        Consumer     Standard &
                    Growth         Growth         Price       Poor's 500
                     Fund        Fund Index       Index          Index
                   --------      ----------      --------     ----------
12/31/86 .....    $10,000.00      $10,000        $10,000      $10,000.00
12/31/87 .....    $11,014.03      $10,325        $10,441      $10,522.10
12/30/88 .....    $11,543.87      $11,785        $10,902      $12,265.20
12/31/89 .....    $16,360.96      $15,022        $11,409      $16,146.98
12/31/90 .....    $14,626.66      $14,209        $12,106      $15,639.91
12/31/91 .....    $21,557.63      $19,371        $12,477      $20,402.06
12/31/92 .....    $22,487.97      $20,849        $12,838      $21,956.47
12/31/93 .....    $28,229.71      $23,347        $13,191      $24,166.20
12/30/94 .....    $27,285.37      $22,980        $13,544      $24,479.39
12/29/95 .....    $39,724.74      $30,483        $13,888      $33,668.41
12/31/96 .....    $46,305.85      $35,811        $14,347      $41,409.14

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------             ---------
       16.57%                16.52%                16.56%                16.40%

PERFORMANCE REVIEW
As the year began, the market was beset with uncertainty about where the economy was headed. While most analysts predicted a year of slow growth, some statistics indicated otherwise, leading to a general fear of impending interest-rate increases. As it happened, economic growth was moderate, inflationary pressures were contained, and long-term interest rates posted a decline by the end of the year.

  Nevertheless, a measure of this concern permeated the market throughout the year, leading to increased demand (and thereby increased performance) for high-quality, highly liquid mid- and large-cap issues. Despite the high valuations that resulted from investors rushing to these issues, Founders Growth Fund relied on in-depth equity research to find many promising investment opportunities, resulting in a total return of 16.57% for the year ended December 31, 1996.

INVESTMENT OPPORTUNITIES
Founders Growth Fund looks for companies whose fundamental strengths indicate the potential for increases in earnings per share. These strengths may include such characteristics as a visionary management team, efficient operations, participation in a "niche" market, and commitment to innovation. In 1996, we invested in a number of companies which exhibited another such characteristic: having a strong and growing market share. These companies included:

o   Intel, the world's largest manufacturer of computer microprocessors

o Cisco Systems, a market leader in providing systems to handle data flow through computer networks

o Associates First Capital, a specialty lender which is the largest publicly traded finance company in the United States.

ECONOMIC OUTLOOK
It is likely that the rate of the economy's growth will determine much of the character of 1997's market. While many analysts are worried about the prospect of an overheating economy, we feel that the real risk is of a slowing economy that may see a pronounced decrease in corporate profit growth.

  However, we are optimistic that the economy will continue growing at its modest pace, inflation will remain low, and interest rates will either stay at current levels or decline. While these factors may foster an environment beneficial to growth-stock investing, Founders Growth Fund will continue to rely on its bottom-up, company-by-company research methods to find the most promising mid- and large-cap investment opportunities the market has to offer.

Edward Keely, CFA
Portfolio Manager

              TOP TEN HOLDINGS
 1. Intel Corporation................   4.06%
 2. Warner-Lambert Company...........   2.76%
 3. Xilinix, Inc. ...................   2.23%
 4. Cisco Systems, Inc. .............   1.89%
 5. General Electric Company.........   1.77%
 6. Parametric Technology
    Corporation......................   1.61%
 7. International Business Machines
    Corporation......................   1.49%
 8. Altera Corporation...............   1.44%
 9. Circus Circus Enterprises........   1.39%
10. Boeing Company...................   1.38%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS GROWTH FUND

  SHARES                                       MARKET VALUE

COMMON STOCKS (DOMESTIC)-75.0%
AEROSPACE-3.4%
  145,000 Boeing Company                       $15,424,375
  550,000 Gulfstream Aerospace Corporation*     13,337,500
  105,000 Lockheed Martin Corporation            9,607,500
                                                ----------
                                                38,369,375
                                                ----------
BANKING-1.9%
  110,000 BankAmerica Corporation               10,972,500
  120,200 Chase Manhattan Corporation           10,727,850
                                                ----------
                                                21,700,350
                                                ----------
BUSINESS SERVICES-3.5%
  182,775 Computer Sciences Corporation*        15,010,397
  136,000 First Data Corporation                 4,964,000
  259,950 Fiserv, Inc.*                          9,553,162
  235,000 Gartner Group, Inc. Class A*           9,135,625
                                                ----------
                                                38,663,184
                                                ----------
CHEMICALS-0.7%
  204,000 B.F. Goodrich Company                  8,262,000
                                                ----------
COMPUTER EQUIPMENT-2.6%
  170,000 Compaq Computer Corporation*          12,622,500
  110,000 International Business Machines
            Corporation                         16,610,000
                                                ----------
                                                29,232,500
                                                ----------
COMPUTER NETWORKING-3.8%
  332,975 Cisco Systems, Inc.*                  21,185,534
  315,000 FORE Systems, Inc.*                   10,355,625
  155,000 3Com Corporation*                     11,353,750
                                                ----------
                                                42,894,909
                                                ----------
COMPUTER SOFTWARE-8.5%
  316,000 BMC Software, Inc.*                  $13,074,500
  315,000 Cadence Design System, Inc.*          12,521,250
  270,000 Computer Associates International,
            Inc.                                13,432,500
  108,000 Microsoft Corporation*                 8,923,500
  345,000 Oracle Systems Corporation*           14,360,625
  350,000 Parametric Technology Corporation*    17,981,250
  300,000 PeopleSoft, Inc.*                     14,362,500
                                                ----------
                                                94,656,125
                                                ----------
CONSUMER PRODUCTS-2.9%
  115,000 Clorox Company                        11,543,125
  125,000 Duracell International, Inc.           8,734,375
  460,000 Sunbeam Corporation                   11,845,000
                                                ----------
                                                32,122,500
                                                ----------
ELECTRONICS-1.8%
  200,000 General Electric Company              19,775,000
                                                ----------
FINANCIAL SERVICES-2.5%
  296,575 Associates First Capital Corporation
            Class A                             13,086,372
   65,000 Federal Home Loan Mortgage
            Corporation                          7,158,125
  215,000 Federal National Mortgage Association  8,008,750
                                                ----------
                                                28,253,247
                                                ----------
FOOD & BEVERAGES-2.2%
  285,700 Coca Cola Enterprises, Inc.           13,856,450
  200,000 Coca-Cola Company                     10,525,000
                                                ----------
                                                24,381,450
                                                ----------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996

  SHARES                                       MARKET VALUE

HEALTHCARE SERVICES-6.7%
  185,187 Cardinal Health, Inc.                $10,787,143
  337,500 Columbia/ HCA Healthcare Corporation  13,753,125
  210,000 HBO & Company                         12,468,750
  230,000 Oxford Health Plans, Inc.*            13,455,000
   45,000 Pacificare Health Systems, Inc.
             Class B*                            3,825,000
  425,000 Phycor, Inc.*                         11,953,125
  180,000 Shared Medical Systems Corporation     8,842,500
                                                ----------
                                                75,084,643
                                                ----------
INSURANCE-2.1%
   47,500 Cigna Corporation                      6,489,687
  240,000 Everest Reinsurance Holdings, Inc.     6,900,000
  150,000 Progressive Corporation               10,106,250
                                                ----------
                                                23,495,937
                                                ----------
LEISURE & ENTERTAINMENT-4.6%
  452,275 Circus Circus
            Enterprises, Inc.*                  15,546,953
  110,000 HFS, Inc.*                             6,572,500
  386,550 Host Marriott, Inc.                    6,184,800
  495,000 International Game Technology          9,033,750
  180,000 Marriott International, Inc.           9,945,000
  110,400 Sun International
            Hotels, Ltd.*                        4,029,600
                                                ----------
                                                51,312,603
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-2.1%
  176,000 Johnson & Johnson                      8,756,000
  120,000 Stryker Corporation                    3,585,001
  272,000 US Surgical Corporation               10,710,000
                                                ----------
                                                23,051,001
                                                ----------
OIL & GAS-2.7%
   40,000 Exxon Corporation                      3,920,000
  210,000 Global Marine, Inc.*                   4,331,250
  140,000 Phillips Petroleum Company             6,195,000
   80,000 Schlumberger Ltd.                      7,990,000
   31,000 Texaco, Inc.                           3,041,875
  135,000 The Williams
            Companies, Inc.*                     5,062,500
                                                ----------
                                                30,540,625
                                                ----------
PHARMACEUTICALS-4.8%
  136,000 Bristol-Myers Squibb Company         $14,790,000
  105,000 Eli Lilly & Company                    7,665,000
  411,275 Warner Lambert Company                30,845,625
                                                ----------
                                                53,300,625
                                                ----------
RETAIL-1.5%
  238,500 Consolidated Stores Corporation*       7,661,812
  255,000 Federated Department
            Stores, Inc.*                        8,701,875
                                                ----------
                                                16,363,687
                                                ----------
SEMICONDUCTORS & EQUIPMENT-8.0%
  221,925 Altera Corporation*                   16,117,303
  300,000 Intel Corporation                     39,262,500
  220,000 Maxim Integrated
            Products, Inc.*                      9,515,000
  680,000 Xilinx, Inc.*                         24,990,000
                                                ----------
                                                89,884,803
                                                ----------
SUPERMARKETS-1.6%
  138,550 Kroger Company*                        6,442,575
  260,000 Safeway, Inc.*                        11,115,000
                                                ----------
                                                17,557,575
                                                ----------
TELECOMMUNICATION SERVICES-1.3%
  540,000 WorldCom, Inc.*                       14,040,000
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-5.8%
  476,125 ADC Telecommunications, Inc.*         14,759,875
  100,000 Andrew Corp.*                          5,300,000
  234,125 Ascend Communication, Inc.*           14,515,750
  200,000 Lucent Technologies, Inc.              9,250,000
  173,600 PictureTel Corporation*                4,470,200
  210,000 Premisys Communication*                7,061,250
  267,000 Tellabs, Inc.*                        10,045,875
                                                ----------
                                                65,402,950
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS GROWTH FUND                                     SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

   SHARES                                      MARKET VALUE

COMMON STOCKS
(DOMESTIC)-75.0%
(COST-$708,110,223)                            $838,345,089
                                                -----------
COMMON STOCKS (FOREIGN)-6.4%
APPAREL-0.4%
   70,000 Fila Holdings SPA Sponsored ADR
            Repstg. five ordinary shares (IT)     4,068,750
                                                -----------
BUILDING MATERIALS-0.7%
  125,000 Hunter Douglas NV (NE)                  8,419,090
                                                -----------
OFFICE SUPPLIES & EQUIPMENT-0.6%
   60,000 OCE Van Der Grinten
            NV (NE)                               6,507,487
                                                -----------
OIL & GAS-0.8%
   35,000 British Petroleum PLC
            ADR (UK)                              4,948,125
   24,000 Royal Dutch Petroleum (NE)              4,098,000
                                                -----------
                                                  9,046,125
                                                -----------
PHARMACEUTICALS-2.2%
  240,000 Astra AB Series B (SW)                 11,564,148
   40,000 Astra AB Series A (SW)                  1,974,224
  160,000 Smithkline Beecham PLC ADR Ordinary A
            Shares (UK)                          10,880,000
                                                -----------
                                                 24,418,372
                                                -----------
TELECOMMUNICATION SERVICES-1.7%
    1,200 DDI Corporation (JA)                    7,919,359
  238,934 Korea Mobile Telecommunications
            Corporation ADR (KO)                  3,076,278
  112,000 Telecomunicacoes Brasileiras
            Sponsored ADR (BR)                    8,568,000
                                                -----------
                                                 19,563,637
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)-6.4%
(COST-$63,023,175)                               72,023,461
                                                -----------
WARRANTS (DOMESTIC)-0.6%
    66,600 Intel Corporation Expires 3/14/98  $   6,152,175
                                              -------------
TOTAL WARRANTS
(DOMESTIC)-0.6%
(COST-$5,164,244)                                 6,152,175
                                              -------------

PRINCIPAL AMOUNT                               MARKET VALUE

CORPORATE SHORT-TERM NOTES-8.9%
$22,800,000 Ford Motor Credit 5.91% 01/02/97  $  22,796,257
25,100,000 Merrill Lynch & Company 5.85%
             01/07/97                            25,075,528
27,900,000 Morgan Stanley Group 6.25% 01/06/97   27,875,781
24,200,000 Texaco, Inc. 6.00%
             01/03/97                            24,191,933
                                              -------------
TOTAL CORPORATE
SHORT-TERM NOTES-8.9%
(AMORTIZED
COST-$99,939,499)                                99,939,499
                                              -------------
TOTAL INVESTMENTS-90.9%
(COST-$876,237,141)                           1,016,460,224
OTHER ASSETS & LIABILITIES-9.1%
                                                101,862,337
                                              -------------
NET ASSETS-100.0%                            $1,118,322,561
                                              =============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   Founders        Lipper Growth       Consumer      Standard &
                  Blue Chip         and Income           Price         Poor's
                    Fund            Fund Index           Index        500 Index
                  ---------        -------------      -----------   -----------
12/31/86 .....   $10,000.00           $10,000           $10,000      $10,000.00
12/31/87 .....   $10,191.38           $10,264           $10,441      $10,522.10
12/30/88 .....   $11,217.61           $12,147           $10,902      $12,265.20
12/31/89 .....   $15,206.83           $15,030           $11,409      $16,146.98
12/31/90 .....   $15,273.86           $14,129           $12,106      $15,639.91
12/31/91 .....   $19,602.50           $18,051           $12,477      $20,402.06
12/31/92 .....   $19,552.37           $19,790           $12,838      $21,956.47
12/31/93 .....   $22,385.08           $22,683           $13,191      $24,166.20
12/30/94 .....   $22,502.56           $22,589           $13,554      $24,479.39
12/29/95 .....   $29,041.03           $29,623           $13,888      $33,668.41
12/31/96 .....   $36,118.40           $35,752           $14,347      $41,409.14

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       24.37%                13.00%                13.70%                12.68%

PERFORMANCE REVIEW
While many areas of the market moved in and out of favor during the first half of 1996, large-capitalization issues--those in which Founders Blue Chip Fund concentrates its investments--enjoyed support throughout the period. As a result of careful stock selection, the Fund posted an above-average total return of 24.37% in the 12 months ended December 31, 1996, topping the performance of the benchmark Standard & Poor's 500 Index by 1.38%.

INVESTMENT OPPORTUNITIES
During the first half of 1996, the Blue Chip investment team believed the economy would see moderate growth and stable to declining interest rates. A better-than-expected rise in gross domestic product and increased job growth rates led to heightened consumer confidence, and a subsequent increase in spending. The Fund therefore held significant weightings in retail stocks in the first half of the year. Two of our best performers were Gap Stores and Intimate Brands--both of which were large holdings at one point. We also liked financial securities, which represented a large weighting in the Fund throughout the first half of the year.

  As we ventured into the second half of the year, we reduced the Fund's holdings in the retail and financial sectors, as we were unsure of their abilities to meet earnings expectations throughout the remainder of the year. In redeploying these assets, we enhanced the Fund's diversity by expanding exposure to more of the major S&P 500 industries, in an effort to maintain stability, temper volatility, and increase liquidity. Three specific areas in which we increased our exposure were in the oil and gas, agriculture, and pharmaceuticals industries.

  One company that performed well for the Fund was Williams Cos., a natural-gas transporter and provider of telecommunications services that we believe is well-positioned to benefit from the consolidations that are taking place within the natural gas and electric utilities industries. We also found some attractive opportunities in agriculture stocks, such as Arcadian Corporation, the largest producer of nitrogen fertilizers in the United States. With the increased global demand for grain, we believe we will continue to find companies in the farming industry that hold the potential for superior long-term growth.

ECONOMIC OUTLOOK
Whatever happens in the markets, the Founders Blue Chip management team will keep the Fund's portfolio broadly diversified, and will continue to seek attractively valued companies that meet our growth criteria. By sticking to this fundamental strategy, we believe that the Fund will be well-positioned over the long term, regardless of short-term market events.

Brian F. Kelly
Portfolio Manager

              TOP TEN HOLDINGS
 1. Agrium, Inc. ....................   2.35%
 2. Arcadian Corporation.............   2.13%
 3. The Williams Companies...........   2.12%
 4. Arco Chemical Corporation........   1.79%
 5. Exxon Corporation................   1.78%
 6. Amoco Corporation................   1.75%
 7. IES Industries...................   1.67%
 8. International Business Machines
    Corporation......................   1.52%
 9. PepsiCo, Inc. ...................   1.51%
10. Pharmacia & Upjohn, Inc. ........   1.48%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS BLUE CHIP FUND                                  SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

   SHARES                                     MARKET VALUE

PREFERRED STOCKS (DOMESTIC)-0.8%
CHEMICALS-0.8%
  184,000 Arcadian Corporation
         Preferred A shares                    $4,485,000
                                                ---------
TOTAL PREFERRED STOCKS
(DOMESTIC)-0.8%
(COST-$3,791,829)                               4,485,000
                                                ---------
COMMON STOCKS (DOMESTIC)-65.3%
AEROSPACE-1.2%
   53,700 Lockheed Martin Corporation           4,913,550
   31,700 Raytheon Company                      1,525,563
                                                ---------
                                                6,439,113
                                                ---------
AUTO PARTS & EQUIPMENT-0.1%
    9,200 Genuine Parts Company                   409,400
                                                ---------
BANKING-3.3%
   14,000 BankAmerica Corporation               1,396,500
   40,000 Bank of New York
            Company, Inc.                       1,350,000
   21,000 Bankers Trust New York Corporation    1,811,250
   35,000 Barnett Banks, Inc.                   1,439,375
   20,100 Chase Manhattan Corporation           1,793,925
   26,000 Fleet Financial Group, Inc.           1,296,750
   18,900 J.P. Morgan & Company                 1,845,113
   10,000 Mellon Bank Corporation                 710,000
   22,000 Mercantile Bancorporation, Inc.       1,130,250
   12,000 NationsBank Corporation               1,173,000
   50,300 PNC Bank Corporation                  1,892,538
    6,800 Wells Fargo & Company #               1,834,300
                                                ---------
                                               17,673,001
                                                ---------
BUSINESS SERVICES-0.4%
   55,000 The Bisys Group*                      2,035,000
                                                ---------
CHEMICALS-4.9%
  260,000 Arcadian Corporation                  6,890,000
  195,800 Arco Chemical Company                 9,594,200
   51,400 Du Pont EI de Nemours                 4,850,875
   23,225 IMC Global, Inc.                        908,678
  240,375 Millenium Chemical, Inc.              4,266,656
                                                ---------
                                               26,510,409
                                                ---------
COMPUTER EQUIPMENT-2.3%
   50,200 Hewlett-Packard Company              $2,522,550
   54,000 International Business Machines
            Corporation #                       8,154,000
   76,000 Sun Microsystems, Inc.*               1,947,500
                                                ---------
                                               12,624,050
                                                ---------
COMPUTER NETWORKING-0.9%
   44,000 Cisco Systems, Inc.*                  2,799,500
   26,600 3Com Corporation*                     1,948,450
                                                ---------
                                                4,747,950
                                                ---------
COMPUTER SOFTWARE-0.6%
   75,000 Cadence Design System, Inc.           2,981,250
                                                ---------
CONSUMER PRODUCTS-1.3%
   37,000 Gillette Company                      2,876,750
   40,000 Kimberly Clark Corporation            3,810,000
                                                ---------
                                                6,686,750
                                                ---------
ELECTRONICS-0.9%
   50,000 General Electric Company              4,943,750
                                                ---------
FINANCIAL SERVICES-1.2%
   30,000 American Express Company              1,695,000
   57,400 Federal National Mortgage Association 2,138,150
   45,900 St. Paul Companies                    2,690,887
                                                ---------
                                                6,524,037
                                                ---------
FOOD & BEVERAGES-5.5%
   27,100 Anheuser-Busch Companies              1,084,000
  235,900 Archer Daniels Midland Company        5,189,800
   33,400 CPC International, Inc.               2,588,500
  144,000 Coca-Cola Company                     7,578,000
   60,000 H. J. Heinz Company                   2,145,000
   40,100 Kellogg Company                       2,631,562
  277,400 Pepsico, Inc.                         8,113,950
                                                ---------
                                               29,330,812
                                                ---------
HEALTHCARE SERVICES-0.7%
   91,487 Columbia/HCA Healthcare Corporation   3,728,095
                                                ---------

* NON-INCOME PRODUCING.
# SECURITY HAS BEEN RESTRICTED FROM SALE FOR WRITTEN CALL OPTIONS.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND

   SHARES                                     MARKET VALUE

INSURANCE-3.3%
   44,000 Chubb Corporation                    $2,365,000
   32,200 General Re Corporation                5,079,550
   74,700 Lincoln National Corporation          3,921,750
   69,300 Safeco Corporation                    2,720,025
   67,500 W. R. Berkley Corporation             3,425,625
                                                ---------
                                               17,511,950
                                                ---------
LEISURE & ENTERTAINMENT-0.9%
   46,000 Circus Circus Enterprises, Inc.       1,581,250
   35,000 Hilton Hotels Corporation               914,375
   31,400 Walt Disney Company                   2,186,225
                                                ---------
                                                4,681,850
                                                ---------
MACHINERY-0.2%
   33,000 Deere & Company                       1,340,625
                                                ---------
MANUFACTURING-0.3%
   27,200 Allied Signal, Inc.                   1,822,400
                                                ---------
MEDICAL SUPPLIES & EQUIPMENT-2.1%
  125,000 Baxter International, Inc.            5,125,000
  123,100 Johnson & Johnson                     6,124,225
                                                ---------
                                               11,249,225
                                                ---------
MINING & METALS-1.4%
   55,700 Newmont Mining Corporation            2,492,575
   15,700 Phelps Dodge Corporation              1,059,750
    9,100 Reynolds Metal Company                  513,013
  230,900 Sante Fe Pacific Gold Corporation     3,550,087
                                                ---------
                                                7,615,425
                                                ---------
OIL & GAS-13.3%
  116,500 Amoco Corporation                    $9,378,250
   70,000 Baker Hughes, Inc.                    2,415,000
   21,100 Coastal Corporation                   1,031,263
   35,200 ENSCO International, Inc.             1,707,200
   62,050 Equitable Resources, Inc.             1,845,988
   97,600 Exxon Corporation                     9,564,800
   30,000 Halliburton Company                   1,807,500
   39,700 Mobil Corporation                     4,853,325
  120,000 Panenergy Corporation                 5,400,000
  163,500 Questar Corporation                   6,008,625
   53,000 Tenneco, Inc.                         2,391,625
   57,500 Texaco, Inc.                          5,642,187
   64,000 Tidewater, Inc.                       2,896,000
   35,500 Tosco Corporation                     2,808,937
   80,500 Ultramar Diamond Shamrock Corporation 2,545,812
  303,263 The Williams Companies, Inc.         11,372,344
                                                ---------
                                               71,668,856
                                                ---------
PACKAGING-0.2%
   50,000 Owens Illinois, Inc.                  1,137,500
                                                ---------
PAPER & FOREST PRODUCTS-0.8%
   48,100 Potlatch Corporation                  2,068,300
   42,200 Weyerhauser Company                   1,999,225
                                                ---------
                                                4,067,525
                                                ---------
PHARMACEUTICALS-7.9%
   50,000 Abbott Laboratories                   2,537,500
   39,500 American Home Products Corporation    2,315,688
   38,300 Bristol-Myers Squibb Company          4,165,125
   31,900 Eli Lilly & Company                   2,328,700
   57,000 Mallinckrodt, Inc.                    2,515,125
   90,000 Merck & Company                       7,132,500
   62,200 Pfizer, Inc.                          5,154,825
  200,000 Pharmacia & Upjohn, Inc.              7,925,000
   15,000 Schering Plough Corporation             971,250
   95,000 Warner Lambert Company                7,125,000
                                                ---------
                                               42,170,713
                                                ---------
RESTAURANTS-0.6%
   70,300 McDonald's Corporation                3,181,075
                                                ---------
RETAIL-0.5%
   99,500 Autozone, Inc.                        2,736,250
                                                ---------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (CONTINUED)

   SHARES                                      MARKET VALUE

SEMICONDUCTORS & EQUIPMENT-0.8%
   35,500 Applied Materials, Inc.*              $1,273,563
   22,600 Intel Corporation                      2,957,775
                                                ----------
                                                 4,231,338
                                                ----------
SUPERMARKETS-0.6%
   87,200 Albertson's, Inc.                      3,106,500
                                                ----------
TELECOMMUNICATION SERVICES-3.3%
  120,000 Alltel Corporation                     3,765,000
   69,200 Ameritech Corporation                  4,195,250
   21,525 Century Telephone
            Enterprises, Inc.                      664,584
    9,800 Cincinnati Bell, Inc.                    603,925
   15,000 Frontier Corporation                     339,375
  103,900 Nynex Corporation                      5,000,187
   48,000 SBC Communications, Inc.               2,484,000
   35,500 Southern New England Telecom
            Corporation                          1,380,063
                                                ----------
                                                18,432,384
                                                ----------
TRANSPORTATION-0.5%
   83,400 Illinois Central Corporation           2,668,800
                                                ----------
UTILITIES-5.3%
   46,000 Duke Power Company                     2,127,500
   99,500 Idaho Power Company                    3,096,937
  300,000 IES Industries, Inc.                   8,962,500
  180,000 Kansas City Power & Light Company      5,130,000
  170,000 OGE Energy Corporation                 7,097,500
   70,000 Western Resources, Inc.                2,161,250
                                                ----------
                                                28,575,687
                                                ----------
TOTAL COMMON STOCKS
(DOMESTIC)-65.3%
(COST-$309,671,513)                            350,831,720
                                                ----------
COMMON STOCKS (FOREIGN)-13.8%
BANKING-0.3%
   46,500 Royal Bank of Canada (CA)              1,631,877
                                                ----------
CHEMICALS-2.3%
  921,000 Agrium, Inc. (CA)                     12,571,830
                                                ----------

COMPUTER EQUIPMENT-0.4%
   67,500 Newbridge Networks Corporation (CA)   $1,906,875
                                                ----------
LEISURE & ENTERTAINMENT-0.4%
  165,000 Granada Group (UK)                     2,432,783
                                                ----------
MINING & METALS-0.5%
   96,800 Barrick Gold Corporation (CA)          2,783,000
                                                ----------
OFFICE SUPPLIES & EQUIPMENT-0.4%
   20,000 OCE Van Der Grinten
         NV (NE)                                 2,169,162
                                                ----------
OIL & GAS-4.0%
  151,200 Imperial Oil (CA)                      7,114,342
  225,400 Renaissance Energy Ltd. (CA)           7,671,740
   39,000 Royal Dutch Petroleum (NE)             6,659,250
                                                ----------
                                                21,445,332
                                                ----------
PHARMACEUTICALS-2.9%
   60,000 Astra AB Sponsored ADR
            representing Series A
            Shares (SW)                          2,940,000
   60,000 Astra AB Series B (SW)                 2,891,037
   65,200 Glaxo Wellcome PLC (UK)                2,070,100
  111,000 Smithkline Beecham PLC ADR Ordinary A
            (UK)                                 7,548,000
                                                ----------
                                                15,449,137
                                                ----------
PUBLISHING & BROADCASTING-0.5%
  215,000 Scottish Television (UK)               2,476,490
                                                ----------
TELECOMMUNICATION SERVICES-0.4%
   25,000 Telecomunicacoes Brasileiras
            Sponsored ADR (BR)                   1,912,500
                                                ----------
TRANSPORTATION-1.7%
  138,000 Canadian National
            Railway (CA)                         5,243,933
  149,000 Canadian Pacific Ltd (CA)              3,948,500
                                                ----------
                                                 9,192,433
                                                ----------
TOTAL COMMON STOCKS
(FOREIGN)-13.8%
(COST-$64,722,279)                              73,971,419
                                                ----------

 * NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BLUE CHIP FUND                                  SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                          MARKET VALUE

CORPORATE BONDS (DOMESTIC)-0.5%
ENERGY-0.5%
$2,700,000 Columbia Gas System,
             Inc. 7.62% Due 11/28/25      $2,626,384
                                           ---------
CORPORATE BONDS
(DOMESTIC)-0.5%
(COST-$2,707,209)                          2,626,384
                                           ---------
CORPORATE BONDS (FOREIGN)-0.8%
OIL & GAS-0.8%
C$5,000,000 Transcanada Pipelines, Ltd. 8.55% Due
              2/1/06 (CA)                  4,117,369
                                           ---------
TOTAL CORPORATE BONDS
(FOREIGN)-0.8%
(COST-$4,162,019)                          4,117,369
                                           ---------
U.S. GOVERNMENT SECURITIES-10.1%
U.S. TREASURY NOTES-9.0%
$8,500,000 U.S. Treasury Note 6.625% Due
             06/30/01                      8,635,464
8,500,000 U.S. Treasury Note 6.375% Due
            08/15/02                       8,555,777
8,000,000 U.S. Treasury Note 6.375% Due
            03/31/01                       8,052,496
4,600,000 U.S. Treasury Note 6.25% Due
             04/30/01                      4,610,060
13,900,000 U.S. Treasury Note 7.00% Due
             07/15/06                     14,442,962
4,000,000 U.S. Treasury Note 6.875% Due
            07/31/99                       4,081,248
                                           ---------
                                          48,378,007
                                           ---------
U.S. TREASURY BONDS-1.1%
5,500,000 U.S. Treasury Bond 7.25% Due
             8/15/22                       5,817,955
                                           ---------
TOTAL U.S. GOVERNMENT
SECURITIES-10.1%
(COST-$53,173,262)                        54,195,962
                                           ---------
FOREIGN GOVERNMENT
SECURITIES-2.9%
FOREIGN GOVERNMENT BONDS-2.9%
C$5,000,000 British Columbia Global 7.75% Due
              06/16/03 (CA)              $ 3,961,980
C$5,000,000 Province of Alberta 6.125% Due
              10/04/01 (CA)                3,733,124
C$5,000,000 Province of Manitoba 6.50% Due
              09/04/01 (CA)                3,784,718
C$5,000,000 Province of Ontario 7.75% Due
              07/24/06 (CA)                3,942,797
                                         -----------
TOTAL FOREIGN GOVERNMENT
SECURITIES-2.9%
(COST-$15,690,644)                        15,422,619
                                         -----------
CORPORATE SHORT-TERM NOTES-6.5%
9,000,000 FHLB Discount Note 5.00%
            01/02/97                       8,998,750
1,745,000 General Electric Capital Corporation
            5.66% 03/21/97                 1,724,601
24,000,000 Morgan Stanley Group 6.79%
             01/02/97                     23,995,473
                                          ----------
TOTAL CORPORATE
SHORT-TERM NOTES-6.5%
(AMORTIZED COST-$34,717,808)              34,718,824
                                         -----------
TOTAL INVESTMENTS-100.7%
(COST-$488,636,563)                      540,369,297
OTHER ASSETS & LIABILITIES-(0.7%)         (4,503,325)
                                         -----------
NET ASSETS-100.0%                       $535,865,972
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                             Lehman Bros.
                                 Lipper     Intermediate
                                Balanced     Government    Consumer  Standard &
                 Balanced        Fund       Corporate       Price      Poors
                   Fund          Index      Bond Index      Index    500 Index
                 --------      --------    ------------   --------   ----------
12/31/86 .....  $10,000.00    $10,000.00     $10,000       $10,000   $10,000.00
12/31/87 .....  $10,195.52    $10,412.05     $10,366       $10,441   $10,522.10
12/30/88 .....  $11,325.91    $11,575.54     $11,057       $10,902   $12,265.20
12/31/89 .....  $14,187.89    $13,856.03     $12,469       $11,409   $16,146.98
12/31/90 .....  $13,479.75    $13,947.21     $13,611       $12,106   $15,639.91
12/31/91 .....  $16,561.41    $17,549.29     $15,601       $12,477   $20,402.06
12/31/92 .....  $17,559.08    $18,858.07     $16,720       $12,838   $21,956.47
12/31/93 .....  $21,395.57    $21,114.21     $18,189       $13,191   $24,166.20
12/30/94 .....  $20,981.49    $20,681.95     $17,838       $13,544   $24,479.39
12/29/95 .....  $27,151.71    $25,831.74     $20,574       $13,888   $33,668.41
12/31/96 .....  $32,244.35    $29,192.74     $21,406       $14,347   $41,409.14

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years               10 Years              20 Years
       ------               -------               --------              --------
       18.76%                14.25%                12.42%                12.45%

PERFORMANCE REVIEW
Due both to our stock-picking philosophy and portfolio flexibility, Founders Balanced Fund performed well during the year, rising 18.76% in the 12 months ended December 31, 1996, and comfortably outpacing the Lipper Balanced Fund Index's one-year return of 13.01%. This is particularly remarkable considering the Balanced Fund is never more than 75% exposed to the equity market.

INVESTMENT OPPORTUNITIES
The direction of the economy and the markets were in question during the reporting period. Positive economic news during the first half of the year caused great concern among investors that interest-rate increases were on the horizon. Seeking safety and liquidity, many investors shifted their dollars to the stocks of larger, more mature companies. We found many investment opportunities in the retail and apparel industries, where companies were selling at attractive valuations and producing better- than-expected earnings.

  As we moved into the second half of the year, the management team became concerned about the retail and financial industries' abilities to outperform during the remainder of the year. In an attempt to maintain stability, reduce volatility, and increase liquidity, we further diversified the Fund by increasing the number of companies represented and by expanding into more major S&P 500 industry sectors. Three areas where we found attractive stocks were agriculture, oil and gas, and pharmaceuticals.

  Using a bottom-up approach, the Balanced Fund investment team examines growth companies one by one to uncover those securities with the best potential for earnings appreciation. One company that remained a top holding in the second half was Arcadian Corporation, the largest producer of nitrogen fertilizer in the United States. Another strong performer was Williams Cos., a natural-gas transporter and provider of telecommunications services that we believe is well-positioned to benefit from the consolidations that are taking place within the natural gas and electric utilities industries.

  At year end, the Fund held 65.61% in equities and 34.39% in fixed-income securities. The bulk of the fixed-income portion of the Fund was held in U.S. Treasuries with maturities of 1-5 years, providing an additional degree of stability in the event of a turbulent market, and also generating additional income.

ECONOMIC OUTLOOK
In today's uncertain market environment, we believe that our recent moves toward increased portfolio breadth and liquidity should help defend the Fund against potential volatility.

  Furthermore, our focus on fundamental company research remains critical. By meeting with a company's executives, understanding its target markets, and talking to its competitors, suppliers, and customers, we can better judge its potential to grow. This intense process often uncovers even more investment opportunities for the Fund.

Brian F. Kelly
Portfolio Manager

              TOP TEN HOLDINGS
 1. Ingles Market Company............   2.49%
 2. Arcadian Corporation.............   2.19%
 3. Williams Companies...............   2.11%
 4. Exxon Corporation................   1.76%
 5. Amoco Corporation................   1.75%
 6. PepsiCo, Inc.....................   1.50%
 7. Equitable Resources, Inc. .......   1.49%
 8. Arco Chemical Corporation........   1.45%
 9. W.R. Berkley Corporation.........   1.43%
10. Pharmacia & Upjohn, Inc. ........   1.38%

PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

FOUNDERS BALANCED FUND                                   SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

  SHARES                                       MARKET VALUE

PREFERRED STOCKS (DOMESTIC)-2.6%
CHEMICALS-2.2%
  355,000 Arcadian Corporation
         Preferred A shares                    $8,653,125
                                                ---------
UTILITIES-0.4%
   55,000 MCN Corporation Convertible Preferred 1,519,375
                                                ---------
TOTAL PREFERRED STOCKS
(DOMESTIC)-2.6%
(COST-$8,447,113)                              10,172,500
                                                ---------
COMMON STOCKS (DOMESTIC)-56.7%
AEROSPACE-0.9%
   31,700 Lockheed Martin Corporation           2,900,550
   16,900 Raytheon Company                        813,313
                                                ---------
                                                3,713,863
                                                ---------
AUTO PARTS & EQUIPMENT-0.1%
    6,050 Genuine Parts Company                   269,225
                                                ---------
BANKING-2.9%
    9,000 BankAmerica Corporation                 897,750
   30,000 Bank of New York
            Company, Inc.                       1,012,500
   14,500 Bankers Trust New York Corporation    1,250,625
   26,000 Barnett Banks, Inc.                   1,069,250
   14,800 Chase Manhattan Corporation           1,320,900
   18,000 Fleet Financial Group, Inc.             897,750
   14,900 J.P. Morgan & Company                 1,454,613
   12,000 Mercantile Bancorporation, Inc.         616,500
    8,000 NationsBank Corporation                 782,000
   32,600 PNC Bank Corporation                  1,226,575
    3,800 Wells Fargo & Company #               1,025,050
                                                ---------
                                               11,553,513
                                                ---------
CHEMICALS-3.2%
  116,900 Arco Chemical Company                 5,728,100
   35,300 Du Pont EI de Nemours                 3,331,437
   16,725 IMC Global, Inc.                        654,366
  175,625 Millenium Chemical, Inc.*             3,117,344
                                                ---------
                                               12,831,247
                                                ---------
COMPUTER EQUIPMENT-1.2%
   29,700 Hewlett-Packard Company              $1,492,425
   21,000 International Business Machines
            Corporation                         3,171,000
                                                ---------
                                                4,663,425
                                                ---------
COMPUTER NETWORKING-0.4%
   19,600 3Com Corporation*                     1,435,700
                                                ---------
CONSUMER PRODUCTS-0.9%
   22,000 Gillette Company                      1,710,500
   18,500 Kimberly Clark Corporation            1,762,125
                                                ---------
                                                3,472,625
                                                ---------
ELECTRONICS-0.4%
   40,000 Technitrol, Inc.                      1,535,000
                                                ---------
FINANCIAL SERVICES-1.0%
   15,800 American Express Company                892,700
   30,500 Federal National Mortgage Association 1,136,125
   31,200 St. Paul Companies                    1,829,100
                                                ---------
                                                3,857,925
                                                ---------
FOOD & BEVERAGES-3.9%
   16,300 Anheuser-Busch Companies                652,000
  154,500 Archer Daniels Midland Company        3,399,000
   23,600 CPC International, Inc.               1,829,000
   49,000 H. J. Heinz Company                   1,751,750
   28,000 Kellogg Company                       1,837,500
  202,100 Pepsico, Inc.                         5,911,425
                                                ---------
                                               15,380,675
                                                ---------
HEALTHCARE SERVICES-0.4%
   35,212 Columbia/HCA Healthcare Corporation   1,434,889
                                                ---------
INSURANCE-3.9%
   20,200 Chubb Corporation                     1,085,750
   70,000 GCR Holdings Limited                  1,548,750
   21,400 General Re Corporation                3,375,850
   46,900 Lincoln National Corporation          2,462,250
   36,000 Safeco Corporation                    1,413,000
  111,200 W. R. Berkley Corporation             5,643,400
                                                ---------
                                               15,529,000
                                                ---------

* NON-INCOME PRODUCING.
# SECURITY HAS BEEN RESTRICTED FROM SALE FOR WRITTEN CALL OPTIONS.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

SHARES                                         MARKET VALUE

LEISURE & ENTERTAINMENT-0.5%
   23,000 Hilton Hotels Corporation             $ 600,875
   18,100 Walt Disney Company                   1,260,213
                                                ---------
                                                1,861,088
                                                ---------
MACHINERY-0.2%
   24,000 Deere & Company                         975,000
                                                ---------
MANUFACTURING-0.3%
   20,000 Allied Signal, Inc.                   1,340,000
                                                ---------
MEDICAL SUPPLIES & EQUIPMENT-1.1%
   85,700 Johnson & Johnson                     4,263,575
                                                ---------
MINING & METALS-1.4%
   38,900 Newmont Mining Corporation            1,740,775
   11,000 Phelps Dodge Corporation                742,500
    8,800 Reynolds Metal Company                  496,100
  161,100 Sante Fe Pacific Gold Corporation     2,476,912
                                                ---------
                                                5,456,287
                                                ---------
OIL & GAS-13.6%
   85,700 Amoco Corporation                     6,898,850
   21,000 Baker Hughes, Inc.                      724,500
   20,800 Chevron Corporation                   1,352,000
   15,500 Coastal Corporation                     757,563
  197,125 Equitable Resources, Inc.             5,864,469
   71,100 Exxon Corporation                     6,967,800
    9,000 Halliburton Company                     542,250
   27,600 Mobil Corporation                     3,374,100
   57,400 Panenergy Corporation                 2,583,000
  106,000 Questar Corporation                   3,895,500
   46,600 Sun Company                           1,135,875
   38,000 Tenneco, Inc.                         1,714,750
   42,300 Texaco, Inc.                          4,150,687
   38,300 Tidewater, Inc.                       1,733,075
   26,200 Tosco Corporation                     2,073,075
   52,300 Ultramar Diamond Shamrock Corporation 1,653,988
  222,338 The Williams Companies, Inc.          8,337,656
                                                ---------
                                               53,759,138
                                                ---------
PAPER & FOREST PRODUCTS-0.5%
   30,600 Potlatch Corporation                  1,315,800
   13,200 Weyerhauser Company                     625,350
                                                ---------
                                                1,941,150
                                                ---------
PHARMACEUTICALS-7.0%
   12,000 Abbott Laboratories                   $ 609,000
   29,000 American Home Products Corporation    1,700,125
   40,000 Baxter International, Inc.            1,640,000
   26,800 Bristol-Myers Squibb Company          2,914,500
   20,500 Eli Lilly & Company                   1,496,500
   33,000 Mallinckrodt, Inc.                    1,456,125
   57,300 Merck & Company                       4,541,025
   25,000 Pfizer, Inc.                          2,071,875
  138,000 Pharmacia & Upjohn, Inc.              5,468,250
   11,000 Schering Plough Corporation             712,250
   67,900 Warner Lambert Company                5,092,500
                                                ---------
                                               27,702,150
                                                ---------
RESTAURANTS-0.6%
   48,800 McDonald's Corporation                2,208,200
                                                ---------
RETAIL-0.2%
   43,000 Casey's General Stores, Inc.            806,250
                                                ---------
SEMICONDUCTORS &
EQUIPMENT-0.4%
   12,600 Intel Corporation                     1,649,025
                                                ---------
SUPERMARKETS-2.8%
   29,900 Albertson's, Inc.                     1,065,188
  785,975 Ingles Market Company
         Class A                                9,824,687
                                                ---------
                                               10,889,875
                                                ---------
TELECOMMUNICATION SERVICES-3.0%
   55,000 Alltel Corporation                    1,725,625
   45,300 Ameritech Corporation                 2,746,312
   16,475 Century Telephone
         Enterprises, Inc.                        508,666
    5,000 Cincinnati Bell, Inc.                   308,125
   10,000 Frontier Corporation                    226,250
   72,300 Nynex Corporation                     3,479,437
   34,700 SBC Communications, Inc.              1,795,725
   26,200 Southern New England Telecom
         Corporation                            1,018,525
                                                ---------
                                               11,808,665
                                                ---------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (CONTINUED)

   SHARES                                      MARKET VALUE

TRANSPORTATION-0.4%
   54,000 Illinois Central Corporation          $ 1,728,000
                                                -----------
UTILITIES-5.5%
   62,550 Brooklyn Union Gas Company              1,884,319
   33,200 Duke Power Company                      1,535,500
  177,500 IES Industries, Inc.                    5,302,812
   57,900 Idaho Power Company                     1,802,138
  108,000 Kansas City Power & Light Company       3,078,000
  118,000 OGE Energy Corporation                  4,926,500
  104,600 Western Resources, Inc.                 3,229,525
                                                -----------
                                                 21,758,794
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)-56.7%
(COST-$212,117,242)                             223,824,284
                                                -----------
COMMON STOCKS (FOREIGN)-8.2%
BANKING-0.3%
   32,000 Royal Bank of Canada (CA)               1,123,012
                                                  ---------
CHEMICALS-2.0%
  569,350 Agrium, Inc. (CA)                       7,789,690
                                                  ---------
COMPUTER SOFTWARE-0.1%
   10,500 Square Company Ltd. (JA)                  529,207
                                                  ---------
LEISURE & ENTERTAINMENT-0.3%
   80,000 Granada Group (UK)                      1,179,531
                                                  ---------
MINING & METALS-0.5%
   67,600 Barrick Gold Corporation (CA)           1,943,500
                                                  ---------
OIL & GAS-1.7%
   62,400 Imperial Oil (CA)                       2,936,068
   23,600 Royal Dutch Petroleum (NE)              4,029,700
                                                  ---------
                                                  6,965,768
                                                  ---------
PHARMACEUTICALS-1.0%
   39,500 Glaxo Wellcome PLC (UK)                 1,254,125
   39,000 Smithkline Beecham PLC ADR Ordinary A
            (UK)                                  2,652,000
                                                  ---------
                                                  3,906,125
                                                  ---------
PUBLISHING & BROADCASTING-0.3%
  110,000 Scottish Television (UK)               $1,267,037
                                                 ----------
TRANSPORTATION-2.0%
  125,600 Canadian National Railway (CA)          4,774,376
  116,900 Canadian Pacific Ltd. (CA)              3,097,850
                                                 ----------
                                                  7,872,226
                                                 ----------
TOTAL COMMON STOCKS
(FOREIGN)-8.2%
(COST-$29,610,735)                               32,576,096
                                                 ----------

PRINCIPAL AMOUNT                          MARKET VALUE

CORPORATE BONDS (DOMESTIC)-2.1%
BANKING-0.1%
$200,000 Mellon Corporation 6.30%
    Due 6/1/00                                    $ 198,935
                                                  ---------
ENERGY-1.0%
4,000,000 Panenergy Corporation 7.25% Due
    5/15/05                                       4,040,536
                                                  ---------
FINANCIAL SERVICES-1.0%
4,000,000 Ford Motor Credit Company 6.375% Due
    09/15/99                                      4,002,064
                                                  ---------
TOTAL CORPORATE BONDS
(DOMESTIC)-2.1%
(COST-$8,186,938)                                 8,241,535
                                                  ---------
CORPORATE BONDS (FOREIGN)-0.7%
OIL & GAS-0.7%
C$3,500,000 Transcanada Pipelines, Ltd. 8.55% Due
    2/1/06 (CA)                                   2,882,158
                                                  ---------
TOTAL CORPORATE BONDS
(FOREIGN)-0.7%
(COST-$2,913,414)                                 2,882,158
                                                  ---------

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND                                   SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                                    MARKET VALUE
                                               PRINCIPAL AMOUNT     MARKET VALUE

U.S. GOVERNMENT SECURITIES-19.7%
U.S. TREASURY NOTES-18.1%
$3,450,000 U.S. Treasury Note 6.00% Due
          9/30/98                              $3,454,312
  850,000 U.S. Treasury Note 5.625% Due
         10/31/97                                 848,140
8,900,000 U.S. Treasury Note 6.75% Due
         04/30/00                               9,069,652
9,000,000 U.S. Treasury Note 6.50% Due
         08/15/05                               9,061,875
10,700,000 U.S. Treasury Note 7.00% Due
         07/15/06                              11,117,963
8,500,000 U.S. Treasury Note 6.125% Due
         07/31/00                               8,500,000
2,000,000 U.S. Treasury Note 6.25% Due
         06/30/98                               2,009,374
2,000,000 U.S. Treasury Note 6.375% Due
         05/15/99                               2,017,500
7,000,000 U.S. Treasury Note 6.25% Due
         08/31/00                               7,026,250
9,000,000 U.S. Treasury Note 6.25% Due
         02/15/03                               8,991,558
8,900,000 U.S. Treasury Note 6.875% Due
         05/15/06                               9,175,339
                                                ---------
                                               71,271,963
                                                ---------
U.S. TREASURY BONDS-1.1%
4,000,000 U.S. Treasury Bond 7.25% Due
         8/15/22                                4,231,240
                                                ---------
U.S. AGENCIES-0.5%
2,000,000 Federal Home Loan Bank Note 5.30% Due
         06/11/97                               1,998,606
                                                ---------
TOTAL U.S. GOVERNMENT
SECURITIES-19.7%
(COST-$75,951,104)                             77,501,809
                                                ---------
FOREIGN GOVERNMENT
SECURITIES-2.7%
FOREIGN GOVERNMENT BONDS-2.7%
C$3,500,000 British Columbia Global 7.75% Due
         06/16/03 (CA)                         $2,773,386
C$3,500,000 Province of Alberta 6.125% Due
         10/04/01 (CA)                          2,613,187
C$3,500,000 Province of Manitoba 6.50% Due
         09/04/01 (CA)                          2,648,655
C$3,500,000 Province of Ontario 7.75% Due
         07/24/06 (CA)                          2,760,657
                                               ----------
TOTAL FOREIGN GOVERNMENT
SECURITIES-2.7%
(COST-$10,998,173)       `                     10,795,885
                                               ----------
CORPORATE SHORT-TERM NOTES-5.9%
$5,600,000 FHLB Discount Note 5.00%
         01/02/97                               5,599,222
  840,000 General Electric Capital 5.66%
         03/21/97                                 830,180
16,800,000 Morgan Stanley Group 6.79%
         01/02/97                              16,796,831
                                              -----------
TOTAL CORPORATE SHORT-TERM
NOTES-5.9%
(AMORTIZED COST-$23,225,746)                   23,226,233
                                              -----------
TOTAL INVESTMENTS-98.6%
(COST-$371,450,465)                           389,220,500
OTHER ASSETS & LIABILITIES-1.4%
                                                5,675,199
                                              -----------
NET ASSETS-100.0%                            $394,895,699
                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                       FOUNDERS GOVERNMENT SECURITIES FUND

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                Lehman Bros.
                                    U.S.           Founders       Lipper U.S.
                   Consumer       Treasury        Government      Government
                    Price         Composite      Securities          Fund
                    Index           Index            Index          Index
                  ---------     ------------     -----------      ----------
03/01/88 .....     $10,000         $10,000         $10,066          $10,000
06/30/88 .....     $10,129         $10,095         $10,202          $10,087
12/30/88 .....     $10,343         $10,362         $10,397          $10,318
06/30/89 .....     $10,652         $11,328         $11,314          $11,133
12/29/89 .....     $10,824         $11,852         $11,781          $11,612
06/29/90 .....     $11,150         $12,099         $11,707          $11,809
12/31/90 .....     $11,511         $12,864         $12,303          $12,504
06/28/91 .....     $11,674         $13,311         $12,711          $12,918
12/31/91 .....     $11,837         $14,832         $14,132          $14,370
06/30/92 .....     $12,034         $15,139         $14,348          $14,617
12/31/92 .....     $12,179         $15,901         $14,883          $15,220
06/30/93 .....     $12,395         $17,108         $15,853          $16,137
12/31/93 .....     $12,515         $17,600         $16,267          $16,567
06/30/94 .....     $12,704         $16,876         $15,155          $15,737
12/30/94 .....     $12,850         $17,005         $15,047          $13,283
06/30/95 .....     $13,064         $18,910         $16,037          $14,639
12/29/95 .....     $13,176         $20,125         $16,721          $15,514
06/28/96 .....     $13,442         $19,756         $16,506          $15,177
12/31/96 .....     $13,612         $20,683         $17,112          $15,483

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996
       1 Year               5 Years                 Since Inception (3/1/88)
       ------               -------                 -----------------------
       2.34%                 3.90%                           6.19%

PERFORMANCE REVIEW
Changing perceptions about the direction of the economy had a large impact on the bond market during 1996. While investors in the first half were concerned that an overheating economy would lead to hikes in interest rates, the second half saw the bond market rally in response to news that the economy was growing at a moderate rate. In this environment, Founders Government Securities Fund returned 2.34% for the year ended December 31, 1996.

INVESTMENT OPPORTUNITIES
Throughout 1996, we monitored the yield curve for investment opportunities. While we increased the average maturity of the Fund during the first half of the year, we began to reduce maturities in the second half as the bond markets showed signs of weakness. At the end of 1996, the average maturity of Government Securities Fund stood at 6.49 years, compared to 7.28 years at the end of June.

ECONOMIC OUTLOOK
So far, the bond market has reacted positively to the prospect of a slowing economy, minimal inflation, and stable interest rates. However, there is cause for concern: a tight labor market suggests the possibility of upward pressure on wages, considered a precursor to rising inflation. We will remain vigilant for signs of strength or weakness in the economy and continue to monitor the yield curve for the best investment opportunities available.

Margaret Danuser
Fixed-Income Manager

FOUNDERS GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

PRINCIPAL AMOUNT                               MARKET VALUE

U.S. GOVERNMENT SECURITIES-77.1%
U.S. TREASURY NOTES-53.2%
$1,000,000 U.S. Treasury Note 6.375%
         Due 08/15/02                           $1,006,562
1,000,000 U.S. Treasury Note 7.00%
         Due 07/15/06                            1,039,062
1,000,000 U.S. Treasury Note 6.25%
         Due 05/31/00                            1,004,375
2,000,000 U.S. Treasury Note 6.25%
         Due 02/15/03                            1,998,124
1,500,000 U.S. Treasury Note 6.50%
         Due 08/15/05                            1,510,313
1,500,000 U.S. Treasury Note 6.50%
         Due 05/31/01                            1,516,875
                                                ----------
                                                 8,075,311
                                                ----------

PRINCIPAL AMOUNT                               MARKET VALUE
U.S. TREASURY BONDS-10.5%
$1,500,000 U.S. Treasury Bond 7.25%
         Due 08/15/22                           $1,586,717
                                                ----------
U.S. AGENCIES-13.4%
1,000,000 Federal National Mortgage Association
         6.70% Due 08/10/01                      1,007,654
1,025,000 FFCB 6.55%
         Due 08/19/03                            1,025,821
                                                ----------
                                                 2,033,475
                                                ----------
TOTAL U.S. GOVERNMENT
SECURITIES-77.1%
(COST-$11,634,235)                              11,695,503
                                                ----------
CORPORATE SHORT-TERM NOTES-24.3%
  400,000 FHLMC Discount Note
         5.29% 01/03/97                            399,882
2,600,000 FNMA Discount Note
         5.39% 01/17/97                          2,593,772
  700,000 Morgan Stanley Group
         6.79% 01/02/97                            699,868
                                                ----------
TOTAL CORPORATE SHORT-TERM
NOTES-24.3%
(AMORTIZED COST-$3,693,522)                      3,693,522
                                                ----------
TOTAL INVESTMENTS-101.4%
(COST-$15,327,757)                              15,389,025
OTHER ASSETS &
LIABILITIES-(1.4%)                                (199,335)
                                                ----------
NET ASSETS-100.0%                              $15,189,690
                                                ==========

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS MONEY MARKET FUND                               SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1996

PRINCIPAL AMOUNT                                   VALUE

CORPORATE SHORT-TERM
NOTES-97.7%
$1,210,000 Air Products & Chemicals,
         Inc. 5.50% 03/03/97                    $ 1,198,723
5,900,000 American Express Capital
         5.32% 01/08/97                           5,893,897
5,000,000 American Family Finance
         5.43% 03/11/97                           4,947,963
2,600,000 Bankers Trust
         5.75% 01/16/97                           2,593,771
4,900,000 B.A.T. Capital
         5.45% 02/14/97                           4,867,361
5,000,000 Ciesco LP
         5.75% 01/02/97                           4,999,201
9,200,000 FNMA Discount Note
         5.21% 02/04/97                           9,154,731
3,500,000 Ford Motor Credit
         5.33% 01/17/97                           3,491,709
8,000,000 General Electric Capital Corporation
         5.61% 05/22/97                           7,824,220
4,600,000 Georgia Power
         5.53% 02/24/97                           4,561,843
10,000,000 Hitachi America
         5.40% 02/07/97                           9,944,500
4,500,000 H. J. Heinz Company
         5.35% 01/07/97                           4,495,987

$1,300,000 Lubrizol Corporation
         6.06% 01/10/97                         $ 1,298,030
5,100,000 Morgan Stanley Group
         5.43% 01/09/97                           5,093,846
4,100,000 New England Power
         5.70% 01/07/97                           4,096,105
3,000,000 Paccar Financial
         5.65% 04/14/97                           2,951,504
7,500,000 Safeco Credit
         5.31% 01/06/97                           7,494,469
4,390,000 Sara Lee
         6.45% 01/03/97                           4,388,427
5,500,000 Sharp Electronics
         5.34% 03/14/97                           5,441,260
2,200,000 Texaco, Inc.
         5.65% 01/10/97                           2,196,892
6,700,000 Toshiba America
         5.32% 03/17/97                           6,625,742
3,770,000 Walt Disney Company
         5.35% 01/14/97                           3,762,716
                                                -----------
TOTAL CORPORATE SHORT-TERM
NOTES-97.7%
(AMORTIZED COST-
$107,322,897)                                   107,322,897
                                                -----------
TOTAL INVESTMENTS-97.7%
(AMORTIZED COST-
$107,322,897)                                   107,322,897
OTHER ASSETS &
LIABILITIES-2.3%                                  2,542,670
                                                -----------
NET ASSETS-100.0%                              $109,865,567
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                             INTERNATIONAL     WORLDWIDE
DECEMBER 31, 1996                       DISCOVERY      FRONTIER      PASSPORT   SPECIAL         EQUITY          GROWTH
(In Thousands)                            FUND           FUND          FUND       FUND           FUND            FUND
                                        ---------      --------      --------   --------     -------------     ---------

ASSETS
Investment securities, at market
  (cost $201,754, $263,972, $158,394,
  $317,396, $9,349, $282,797,
  $876,237, $488,637, $371,450,
  $15,328, $107,323 respectively)....   $251,414       $345,438      $178,322   $367,418        $10,338        $340,014
Cash.................................      1,214          1,370           894        895             86           1,598
Foreign currency (cost $2,350 and
  $212 respectively).................          0              0         2,367          0            214               0
Receivables:
  Investment securities sold.........          0          4,560             0      2,081             85               0
  Capital shares sold................      1,506          1,308           485        376             24           2,251
  Dividends and interest.............          5            109            91         26              8             325
Other assets.........................          0              7             4          5              0               0
                                        ---------      --------      --------   --------     -------------     ---------
    Total Assets.....................    254,139        352,792       182,163    370,801         10,755         344,188
                                        ---------      --------      --------   --------     -------------     ---------

LIABILITIES
Bank overdraft.......................          0              0             0          0              0               0
Written call options (Premium $284
  and $54 respectively)..............          0              0             0          0              0               0
Payables:
  Investment securities purchased....      2,679            325         2,597      5,574            581               0
  Capital shares redeemed............      3,688          1,233         1,451      1,055             44           1,739
  Advisory fee.......................        208            276           148        237              8             270
  Shareholder servicing fees.........         26             37            10         40              2              23
  Accounting fees....................          5              7             4          8              0              15
  Other..............................         39             53            32         52              1              62
  Dividends..........................          0              0             0          0              0               0
                                        ---------      --------      --------   --------     -------------     ---------
    Total Liabilities................      6,645          1,931         4,242      6,966            636           2,109
                                        ---------      --------      --------   --------     -------------     ---------

Net Assets...........................   $247,494       $350,861      $177,921   $363,835        $10,119        $342,079
                                        =========      ========      ========   ========     =============     =========

Capital shares:
  Authorized (Par value $0.01 per
    share)...........................    100,000        100,000       100,000    180,000        100,000         100,000
                                        =========      ========      ========   ========     =============     =========
  Outstanding........................     10,219         10,852        12,784     47,497            853          15,701
                                        =========      ========      ========   ========     =============     =========

Net Asset Value, Offering and
  Redemption Price Per Share.........   $  24.22       $  32.34      $  13.91      $7.66         $11.86          $21.79
                                        =========      ========      ========   ========     =============     =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      GOVERNMENT      MONEY
DECEMBER 31, 1996                             GROWTH       BLUE CHIP     BALANCED     SECURITIES      MARKET
(In Thousands)                                 FUND          FUND          FUND          FUND          FUND
                                             ---------     ---------     --------     ----------     --------

ASSETS
Investment securities, at market
  (cost $201,754, $263,972, $158,394,
  $317,396, $9,349, $282,797,
  $876,237, $488,637, $371,450,
  $15,328, $107,323 respectively)....        $1,016,460    $540,369      $389,221      $ 15,389      $107,323
Cash.................................            7,120            0         1,899           171         1,008
Foreign currency (cost $2,350 and
  $212 respectively).................                0            0             0             0             0
Receivables:
  Investment securities sold.........            8,364        5,468         7,623             0             0
  Capital shares sold................           97,490        1,002         2,239           157         2,833
  Dividends and interest.............              478        2,293         2,530           246             0
Other assets.........................               18            3             4             0             2
                                             ---------     ---------     --------     ----------     --------
    Total Assets.....................        1,129,930      549,135       403,516        15,963       111,166
                                             ---------     ---------     --------     ----------     --------

LIABILITIES
Bank overdraft.......................                0        1,493             0             0             0
Written call options (Premium $284
  and $54 respectively)..............                0        1,006            49             0             0
Payables:
  Investment securities purchased....            6,398        9,472         7,539           543             0
  Capital shares redeemed............            4,418          893           765           155           805
  Advisory fee.......................              610          283           211             8            48
  Shareholder servicing fees.........               55           41            13             0             5
  Accounting fees....................               41           22            13             0             2
  Other..............................               85           59            30             4            20
  Dividends..........................                0            0             0            63           420
                                             ---------     ---------     --------     ----------     --------
    Total Liabilities................           11,607       13,269         8,620           773         1,300
                                             ---------     ---------     --------     ----------     --------

Net Assets...........................        $1,118,323    $535,866      $394,896       $15,190      $109,866
                                             =========     =========     ========     ==========     ========

Capital shares:
  Authorized (Par value $0.01 per
    share)...........................          200,000      200,000       100,000        20,000       800,000
                                             =========     =========     ========     ==========     ========
  Outstanding........................           70,476       74,078        37,196         1,679       109,835
                                             =========     =========     ========     ==========     ========

Net Asset Value, Offering and
  Redemption Price Per Share.........           $15.87        $7.23        $10.61         $9.04         $1.00
                                             =========     =========     ========     ==========     ========

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996
(In Thousands)

                                                                                              INTERNATIONAL     WORLDWIDE
                                        DISCOVERY     FRONTIER     PASSPORT      SPECIAL         EQUITY          GROWTH
                                          FUND          FUND         FUND          FUND           FUND            FUND
                                        ---------     --------     --------      --------     -------------     ---------
INVESTMENT INCOME
Income:
  Dividends..........................        $72        $1,225       $1,572        $1,379            $84          $3,873
  Interest...........................      1,691         2,425        1,234         2,620             49           2,915
  Foreign taxes withheld.............         (1)           (6)        (157)          (21)            (9)           (374)
                                        ---------     --------     --------      --------     -------------     ---------
    Total Investment Income..........      1,762         3,644        2,649         3,978            124           6,414
                                        ---------     --------     --------      --------     -------------     ---------
Expenses:
  Advisory fees......................      2,406         3,298        1,344         2,840             69           3,023
  Shareholder servicing fees.........        352           488           95           530             20             301
  Accounting fees....................         64            93           36           100              2              84
  Distribution fees..................        606           874          336           934             17             789
  Transfer agency expenses...........        131           181           35           197              3             118
  Registration fees..................         40            44           49            66             10              69
  Postage and mailing expenses.......         43            60           12            67              2              41
  Custodian fees and expenses........         36            69          164            62             25             240
  Printing expenses..................         69            97           19           110              3              68
  Legal and audit fees...............         32            45           17            51              2              49
  Directors' fees and expenses.......         20            30            8            33              1              25
  Organization expenses..............          0             0            2             0             18               0
  Other expenses.....................         63            89           24           100              2              70
                                        ---------     --------     --------      --------     -------------     ---------
    Total Expenses...................      3,862         5,368        2,141         5,090            174           4,877
    Earnings Credits.................        (38)          (63)         (27)          (68)            (4)            (54)
    Reimbursed Expenses..............          0             0            0             0            (36)              0
                                        ---------     --------     --------      --------     -------------     ---------
    Net Expenses.....................      3,824         5,305        2,114         5,022            134           4,823
                                        ---------     --------     --------      --------     -------------     ---------
  Net Investment Income (Loss).......     (2,062)       (1,661)         535        (1,044)           (10)          1,591
                                        ---------     --------     --------      --------     -------------     ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................    234,601       258,114       62,952       650,208          4,519         184,866
  Proceeds from long-term U.S.
    Government Obligations...........          0             0            0             0              0               0
  Cost of securities sold............    205,666       216,070       58,848       624,834          4,444         175,314
                                        ---------     --------     --------      --------     -------------     ---------
    Net Realized Gain (Loss) From
      Security Transactions..........     28,935        42,044        4,104        25,374             75           9,552
Net Realized Gain (Loss) From Foreign
  Currency Transactions..............         (4)          (25)        (232)         (180)           (16)           (409)
Net Change in Unrealized Appreciation
  (Depreciation).....................     12,543         4,816       15,369        28,967            989          27,216
                                        ---------     --------     --------      --------     -------------     ---------
    Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
    Currency Transactions............     41,474        46,835       19,241        54,161          1,048          36,359
                                        ---------     --------     --------      --------     -------------     ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........    $39,412       $45,174      $19,776       $53,117         $1,038         $37,950
                                        =========     ========     ========      ========     =============     =========
Purchases of long-term securities....   $222,122      $258,773     $149,741      $594,600        $12,792        $267,947
                                        =========     ========     ========      ========     =============     =========
Purchases of long-term U.S.
  Government Obligations.............         $0            $0           $0            $0             $0              $0
                                        =========     ========     ========      ========     =============     =========

SEE NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED DECEMBER 31, 1996
(In Thousands)

                                                            BLUE                    GOVERNMENT     MONEY
                                             GROWTH         CHIP       BALANCED     SECURITIES     MARKET
                                              FUND          FUND         FUND          FUND         FUND
                                            ---------     --------     --------     ----------     ------
INVESTMENT INCOME
Income:
  Dividends..........................          $4,523       $7,120       $4,388      $      0      $   0
  Interest...........................           6,350        4,691        5,665         1,136      8,241
  Foreign taxes withheld.............             (43)         (68)         (32)            0          0
                                            ---------     --------     --------     ----------     ------
    Total Investment Income..........          10,830       11,743       10,021         1,136      8,241
                                            ---------     --------     --------     ----------     ------
Expenses:
  Advisory fees......................           5,729        2,892        1,538           117        758
  Shareholder servicing fees.........             638          508          166            41        236
  Accounting fees....................             214          122           63             5         40
  Distribution fees..................           2,021        1,155          598             9          0
  Transfer agency expenses...........             242          190           63            16         88
  Registration fees..................             207           62           60            14         62
  Postage and mailing expenses.......              86           65           22             5         19
  Custodian fees and expenses........             124           76           38             6         17
  Printing expenses..................             137          102           34             8         40
  Legal and audit fees...............             102           61           30             3         20
  Directors' fees and expenses.......              62           36           16             2         13
  Organization expenses..............               0            0            0             0          0
  Other expenses.....................             153          104           44             6         38
                                            ---------     --------     --------     ----------     ------
    Total Expenses...................           9,715        5,373        2,672           232      1,331
    Earnings Credits.................            (130)         (80)         (49)           (5)       (28)
    Reimbursed Expenses..............               0            0            0             0          0
                                            ---------     --------     --------     ----------     ------
    Net Expenses.....................           9,585        5,293        2,623           227      1,303
                                            ---------     --------     --------     ----------     ------
  Net Investment Income (Loss).......           1,245        6,450        7,398           909      6,938
                                            ---------     --------     --------     ----------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................         920,357      802,794      282,220             0          0
  Proceeds from long-term U.S.
    Government Obligations...........               0            0       27,634        33,840          0
  Cost of securities sold............         840,649      719,018      285,489        33,937          0
                                            ---------     --------     --------     ----------     ------
    Net Realized Gain (Loss) From
      Security Transactions..........          79,708       83,776       24,365           (97)         0
Net Realized Gain (Loss) From Foreign
  Currency Transactions..............             (70)        (202)        (101)            0          0
Net Change in Unrealized Appreciation
  (Depreciation).....................          25,598        5,927        7,811          (459)         0
                                            ---------     --------     --------     ----------     ------
    Net Realized and Unrealized Gain
    (Loss) on Investments and Foreign
    Currency Transactions............         105,236       89,501       32,075          (556)         0
                                            ---------     --------     --------     ----------     ------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........        $106,481      $95,951      $39,473          $353      $6,938
                                            =========     ========     ========     ==========     ======
Purchases of long-term securities....       $1,173,134    $912,675     $438,400            $0         $0
                                            =========     ========     ========     ==========     ======
Purchases of long-term U.S.
  Government Obligations.............              $0           $0      $96,761       $27,678         $0
                                            =========     ========     ========     ==========     ======

STATEMENTS OF CHANGES IN NET ASSETS

                                              DISCOVERY                  FRONTIER                 PASSPORT
                                                 FUND                      FUND                     FUND
                                         --------------------      --------------------     ---------------------
                                           YEAR        YEAR          YEAR        YEAR         YEAR         YEAR
DECEMBER 31, 1996                         ENDED       ENDED         ENDED       ENDED        ENDED        ENDED
(In Thousands)                           12/31/96    12/31/95      12/31/96    12/31/95     12/31/96     12/31/95
                                         --------    --------      --------    --------     --------     --------
OPERATIONS
Net Investment Income (Loss) ........   ($  2,062)   ($  1,196)   ($  1,661)   ($    196)   $     535    $     152
Net Realized Gain (Loss) From
  Security Transactions .............      28,935       40,209       42,044       47,223        4,104          (36)
Net Realized Gain (Loss) From Foreign
  Currency Transactions .............          (4)           0          (25)         (31)        (232)         (74)
Net Change in Unrealized
  Appreciation/Depreciation .........      12,543       13,488        4,816       44,192       15,369        4,598
                                        ---------    ---------    ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting From
    Operations ......................      39,412       52,501       45,174       91,188       19,776        4,640
                                        ---------    ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............           0            0            0            0         (308)        (154)
Net realized gains from security
  transactions ......................     (18,990)     (36,838)     (30,511)     (47,059)      (1,080)           0
                                        ---------    ---------    ---------    ---------    ---------    ---------
  Net Decrease from Distributions ...     (18,990)     (36,838)     (30,511)     (47,059)      (1,388)        (154)
                                        ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........     239,294      111,895      130,929      128,859      214,884       46,686
Reinvested distributions ............      17,850       32,276       29,845       45,631        1,334          148
                                        ---------    ---------    ---------    ---------    ---------    ---------
                                          257,144      144,171      160,774      174,490      216,218       46,834
Cost of shares redeemed .............    (246,695)    (128,521)    (156,296)    (134,012)    (106,607)     (17,841)
                                        ---------    ---------    ---------    ---------    ---------    ---------
  Net increase (decrease) from
    capital share transactions ......      10,449       15,650        4,478       40,478      109,611       28,993
                                        ---------    ---------    ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net
    Assets ..........................      30,871       31,313       19,141       84,607      127,999       33,479
NET ASSETS
  Beginning of period ...............     216,623      185,310      331,720      247,113       49,922       16,443
                                        ---------    ---------    ---------    ---------    ---------    ---------
  End of period .....................   $ 247,494    $ 216,623    $ 350,861    $ 331,720    $ 177,921    $  49,922
                                        =========    =========    =========    =========    =========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................   $ 190,379    $ 179,930    $ 258,025    $ 255,234    $ 156,922    $  47,310
Accumulated undistributed
  (distribution in excess of) net
  investment income .................           0            0            0           20            0            0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................       7,455         (424)      11,370         (184)       1,071       (1,947)
Unrealized appreciation
  (depreciation) on investments .....      49,660       37,117       81,466       76,650       19,928        4,559
                                        ---------    ---------    ---------    ---------    ---------    ---------
  Total .............................   $ 247,494    $ 216,623    $ 350,861    $ 331,720    $ 177,921    $  49,922
                                        =========    =========    =========    =========    =========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                              SPECIAL                 INTERNATIONAL                WORLDWIDE
                                               FUND                    EQUITY FUND                GROWTH FUND
                                       ---------------------     -----------------------     ---------------------
                                         YEAR         YEAR         YEAR                        YEAR         YEAR
DECEMBER 31, 1996                       ENDED        ENDED        ENDED       12/29/95-       ENDED        ENDED
(In Thousands)                         12/31/96     12/31/95     12/31/96      12/31/95      12/31/96     12/31/95
                                       --------     --------     --------     ----------     --------     --------
OPERATIONS
Net Investment Income (Loss) ........   ($  1,044)   $      18    ($    10)   $      0   $   1,591    $     954
Net Realized Gain (Loss) From
  Security Transactions .............      25,374       77,526          75           0       9,552        7,367
Net Realized Gain (Loss) From Foreign
  Currency Transactions .............        (180)         (25)        (16)          0        (409)        (166)
Net Change in Unrealized
  Appreciation/Depreciation .........      28,967        4,867         989           0      27,216       18,535
                                        ---------    ---------    --------    --------   ---------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting From
    Operations ......................      53,117       82,386       1,038           0      37,950       26,690
                                        ---------    ---------    --------    --------   ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............           0            0           0           0      (1,143)        (959)
Net realized gains from security
  transactions ......................     (20,770)     (77,376)          0           0     (11,387)      (7,208)
                                        ---------    ---------    --------    --------   ---------    ---------
  Net Decrease from Distributions ...     (20,770)     (77,376)          0           0     (12,530)      (8,167)
                                        ---------    ---------    --------    --------   ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........     120,997      195,291      11,395         767     220,374      190,341
Reinvested distributions ............      19,816       72,687           0           0      11,322        7,509
                                        ---------    ---------    --------    --------   ---------    ---------
                                          140,813      267,978      11,395         767     231,696      197,850
Cost of shares redeemed .............    (198,079)    (183,424)     (3,081)          0    (143,632)     (91,822)
                                        ---------    ---------    --------    --------   ---------    ---------
  Net increase (decrease) from
    capital share transactions ......     (57,266)      84,554       8,314         767      88,064      106,028
                                        ---------    ---------    --------    --------   ---------    ---------
  Net Increase (Decrease) in Net
    Assets ..........................     (24,919)      89,564       9,352         767     113,484      124,551
NET ASSETS
  Beginning of period ...............     388,754      299,190         767           0     228,595      104,044
                                        ---------    ---------    --------    --------   ---------    ---------
  End of period .....................   $ 363,835    $ 388,754    $ 10,119    $    767   $ 342,079    $ 228,595
                                        =========    =========    ========    ========   =========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................   $ 311,172    $ 368,445    $  9,081    $    767   $ 286,659    $ 198,594
Accumulated undistributed
  (distribution in excess of) net
  investment income .................         (48)           1          (2)          0           1            0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................       2,689         (747)         51           0      (1,798)           0
Unrealized appreciation
  (depreciation) on investments .....      50,022       21,055         989           0      57,217       30,001
                                        ---------    ---------    --------    --------   ---------    ---------
  Total .............................   $ 363,835    $ 388,754    $ 10,119    $    767   $ 342,079    $ 228,595
                                        =========    =========    ========    ========   =========    =========

                                               GROWTH                 BLUE CHIP
                                                FUND                     FUND
                                        ---------------------    --------------------
                                          YEAR         YEAR        YEAR        YEAR
DECEMBER 31, 1996                         ENDED       ENDED       ENDED       ENDED
(In Thousands)                          12/31/96     12/31/95    12/31/96    12/31/95
                                        ---------    --------    --------    --------
OPERATIONS
Net Investment Income (Loss) ........  $     1,245   $     562   $   6,450   $   4,120
Net Realized Gain (Loss) From
  Security Transactions .............       79,708      81,832      83,776      55,358
Net Realized Gain (Loss) From Foreign
  Currency Transactions .............          (70)       (177)       (202)       (207)
Net Change in Unrealized
  Appreciation/Depreciation .........       25,598      91,435       5,927      28,160
                                       -----------   ---------   ---------   ---------
  Net Increase (Decrease) in Net
    Assets Resulting From
    Operations ......................      106,481     173,652      95,951      87,431
                                       -----------   ---------   ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............       (1,034)       (571)     (6,304)     (4,097)
Net realized gains from security
  transactions ......................      (77,512)    (81,093)    (64,011)    (55,828)
                                       -----------   ---------   ---------   ---------
  Net Decrease from Distributions ...      (78,546)    (81,664)    (70,315)    (59,925)
                                       -----------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........      856,521     356,140     211,850      40,173
Reinvested distributions ............       74,765      77,099      63,797      53,767
                                       -----------   ---------   ---------   ---------
                                           931,286     433,239     275,647      93,940
Cost of shares redeemed .............     (496,825)   (177,288)   (140,617)    (57,297)
                                       -----------   ---------   ---------   ---------
  Net increase (decrease) from
    capital share transactions ......      434,461     255,951     135,030      36,643
                                       -----------   ---------   ---------   ---------
  Net Increase (Decrease) in Net
    Assets ..........................      462,396     347,939     160,666      64,149
NET ASSETS
  Beginning of period ...............      655,927     307,988     375,200     311,051
                                       -----------   ---------   ---------   ---------
  End of period .....................  $ 1,118,323   $ 655,927   $ 535,866   $ 375,200
                                       ===========   =========   =========   =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................  $   975,859   $ 541,397   $ 465,983   $ 330,953
Accumulated undistributed
  (distribution in excess of) net
  investment income .................          227          86         (13)          0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................        2,014        (181)     18,886        (836)
Unrealized appreciation
  (depreciation) on investments .....      140,223     114,625      51,010      45,083
                                       -----------   ---------   ---------   ---------
  Total .............................  $ 1,118,323   $ 655,927   $ 535,866   $ 375,200
                                       ===========   =========   =========   =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                              BALANCED              GOVERNMENT            MONEY MARKET
                                                FUND              SECURITIES FUND             FUND
                                        --------------------   ---------------------  ---------------------
                                          YEAR        YEAR       YEAR         YEAR      YEAR        YEAR
DECEMBER 31, 1996                        ENDED       ENDED      ENDED        ENDED     ENDED       ENDED
(In Thousands)                          12/31/96    12/31/95   12/31/96     12/31/95  12/31/96    12/31/95
                                        --------    --------   --------     --------  --------   ----------
OPERATIONS
Net Investment Income (Loss) ........  $   7,398   $   3,174   $    909   $   1,054   $   6,938   $   7,204
Net Realized Gain (Loss) From
  Security Transactions .............     24,365      15,035        (97)        (13)          0           0
Net Realized Gain (Loss) From Foreign
  Currency Transactions .............       (101)        (61)         0           0           0           0
Net Change in Unrealized
  Appreciation/Depreciation .........      7,811      10,061       (459)      1,230           0           0
                                       ---------   ---------   --------   ---------   ---------   ---------
  Net Increase (Decrease) in Net
    Assets Resulting From
    Operations ......................     39,473      28,209        353       2,271       6,938       7,204
                                       ---------   ---------   --------   ---------   ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...............     (7,112)     (3,203)      (904)     (1,062)     (6,913)     (7,197)
Net realized gains from security
  transactions ......................    (16,854)    (14,330)         0           0           0           0
                                       ---------   ---------   --------   ---------   ---------   ---------
  Net Decrease from Distributions ...    (23,966)    (17,533)      (904)     (1,062)     (6,913)     (7,197)
                                       ---------   ---------   --------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........    323,317      49,371     17,018      22,097     440,366     293,433
Reinvested distributions ............     22,653      16,094        823         994       6,354       6,666
                                       ---------   ---------   --------   ---------   ---------   ---------
                                         345,970      65,465     17,841      23,091     446,720     300,099
Cost of shares redeemed .............    (96,927)    (41,021)   (22,363)    (25,360)   (462,525)   (375,802)
                                       ---------   ---------   --------   ---------   ---------   ---------
  Net increase (decrease) from
    capital share transactions ......    249,043      24,444     (4,522)     (2,269)    (15,805)    (75,703)
                                       ---------   ---------   --------   ---------   ---------   ---------
  Net Increase (Decrease) in Net
    Assets ..........................    264,550      35,120     (5,073)     (1,060)    (15,780)    (75,696)
NET ASSETS
  Beginning of period ...............    130,346      95,226     20,263      21,323     125,646     201,342
                                       ---------   ---------   --------   ---------   ---------   ---------
  End of period .....................  $ 394,896   $ 130,346   $ 15,190   $  20,263   $ 109,866   $ 125,646
                                       =========   =========   ========   =========   =========   =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................  $ 369,513   $ 120,470   $ 18,446   $  22,968   $ 109,829   $ 125,646
Accumulated undistributed
  (distribution in excess of) net
  investment income .................        186           0          5           0          37           0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................      7,422         (88)    (3,322)     (3,225)          0           0
Unrealized appreciation
  (depreciation) on investments .....     17,775       9,964         61         520           0           0
                                       ---------   ---------   --------   ---------   ---------   ---------
  Total .............................  $ 394,896   $ 130,346   $ 15,190   $  20,263   $ 109,866   $ 125,646
                                       =========   =========   ========   =========   =========   =========

FINANCIAL HIGHLIGHTS

For a share outstanding throughout
each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------
                                                        NET REALIZED                 LESS DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
DISCOVERY FUND
Year ended 12/31/96...........  $ 21.70       (0.20)         4.72          4.52         0.00       (2.00)
Year ended 12/31/95...........    19.88       (0.12)         6.29          6.17         0.00       (4.35)
Year ended 12/31/94...........    21.55       (0.12)        (1.55)        (1.67)        0.00        0.00
Year ended 12/31/93...........    19.93       (0.15)         2.29          2.14         0.00       (0.52)
Year ended 12/31/92...........    17.52       (0.03)         2.68          2.65         0.00       (0.24)
FRONTIER FUND
Year ended 12/31/96...........  $ 31.08       (0.15)         4.46          4.31         0.00       (3.05)
Year ended 12/31/95...........    26.50       (0.02)         9.76          9.74         0.00       (5.16)
Year ended 12/31/94...........    27.94       (0.07)        (0.72)        (0.79)        0.00       (0.65)
Year ended 12/31/93...........    25.03       (0.12)         4.23          4.11         0.00       (1.20)
Year ended 12/31/92...........    24.21       (0.11)         2.24          2.13         0.00       (1.31)
PASSPORT FUND
Year ended 12/31/96...........  $ 11.68        0.04          2.30          2.34        (0.02)      (0.09)
Year ended 12/31/95...........     9.42        0.04          2.26          2.30        (0.04)       0.00
Year ended 12/31/94...........    10.53        0.02         (1.11)        (1.09)       (0.02)       0.00
11/16/93 (inception) to
  12/31/93....................    10.00        0.00          0.53          0.53         0.00        0.00
SPECIAL FUND
Year ended 12/31/96...........    $7.05       (0.02)         1.09          1.07         0.00       (0.46)
Year ended 12/31/95...........     7.01        0.00          1.79          1.79         0.00       (1.75)
Year ended 12/31/94...........     7.67       (0.02)        (0.36)        (0.38)        0.00       (0.28)
Year ended 12/31/93...........     7.76       (0.01)         1.25          1.24         0.00       (1.33)
Year ended 12/31/92...........     7.59       (0.01)         0.64          0.63         0.00       (0.46)
INTERNATIONAL EQUITY FUND
Year ended 12/31/96...........  $ 10.00       (0.01)         1.87          1.86         0.00        0.00
12/29/95 (inception) to
12/31/95......................    10.00        0.00          0.00          0.00         0.00        0.00
WORLDWIDE GROWTH FUND
Year ended 12/31/96...........  $ 19.87        0.10          2.64          2.74        (0.07)      (0.75)
Year ended 12/31/95...........    17.09        0.09          3.43          3.52        (0.09)      (0.65)
Year ended 12/31/94...........    17.94       (0.02)        (0.37)        (0.39)        0.00       (0.46)
Year ended 12/31/93...........    14.13       (0.02)         4.24          4.22         0.00       (0.41)
Year ended 12/31/92...........    13.92        0.00          0.21          0.21         0.00        0.00

------------
* The average commission per share is calculated by dividing agency commissions paid on equity securities trades by the number of shares traded. This is a new requirement under revised SEC regulations.

# Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                               TOTAL RETURN/RATIOS
                                                              ---------------------------------------------------------
                                                                         NET ASSETS,         NET            GROSS
                                                   NAV                     END OF         EXPENSES        EXPENSES
                                  TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE
                              DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#
                              -------------     ---------     ---------------------------------------------------------
DISCOVERY FUND
Year ended 12/31/96...........    (2.00)         $ 24.22       21.2%      $ 247,494         1.58%           1.59%
Year ended 12/31/95...........    (4.35)           21.70       31.3%        216,623         1.58%           1.63%
Year ended 12/31/94...........     0.00            19.88       -7.8%        185,310         1.67%             n/a
Year ended 12/31/93...........    (0.52)           21.55       10.8%        226,069         1.65%             n/a
Year ended 12/31/92...........    (0.24)           19.93       15.2%        151,983         1.85%             n/a
FRONTIER FUND
Year ended 12/31/96...........    (3.05)         $ 32.34       14.3%      $ 350,861         1.52%           1.53%
Year ended 12/31/95...........    (5.16)           31.08       37.0%        331,720         1.53%           1.57%
Year ended 12/31/94...........    (0.65)           26.50       -2.8%        247,113         1.62%             n/a
Year ended 12/31/93...........    (1.20)           27.94       16.5%        254,248         1.66%             n/a
Year ended 12/31/92...........    (1.31)           25.03        8.9%        146,484         1.83%             n/a
PASSPORT FUND
Year ended 12/31/96...........    (0.11)         $ 13.91       20.1%      $ 177,921         1.57%           1.59%
Year ended 12/31/95...........    (0.04)           11.68       24.4%         49,922         1.76%           1.84%
Year ended 12/31/94...........    (0.02)            9.42      -10.4%         16,443         1.88%             n/a
11/16/93 (inception) to
  12/31/93....................     0.00            10.53        5.3%         18,567         1.70%**           n/a
SPECIAL FUND
Year ended 12/31/96...........    (0.46)         $  7.66       15.3%      $ 363,835         1.34%           1.36%
Year ended 12/31/95...........    (1.75)            7.05       25.7%        388,754         1.29%           1.35%
Year ended 12/31/94...........    (0.28)            7.01       -4.9%        299,190         1.36%             n/a
Year ended 12/31/93...........    (1.33)            7.67       16.0%        432,710         1.33%             n/a
Year ended 12/31/92...........    (0.46)            7.76        8.3%        456,793         1.23%             n/a
INTERNATIONAL EQUITY FUND
Year ended 12/31/96...........     0.00          $ 11.86       18.6%        $10,119         1.94%+          2.00%
12/29/95 (inception) to
12/31/95......................     0.00            10.00        0.0%            767           n/a             n/a
WORLDWIDE GROWTH FUND
Year ended 12/31/96...........    (0.82)         $ 21.79       14.0%      $ 342,079         1.53%           1.55%
Year ended 12/31/95...........    (0.74)           19.87       20.6%        228,595         1.56%           1.65%
Year ended 12/31/94...........    (0.46)           17.09       -2.2%        104,044         1.66%             n/a
Year ended 12/31/93...........    (0.41)           17.94       29.9%         85,214         1.80%             n/a
Year ended 12/31/92...........     0.00            14.13        1.5%         36,622         2.06%             n/a

                                                  TOTAL RETURN/RATIOS
                              --------------------------------------------------------
                                NET INVESTMENT
                                INCOME (LOSS)      PORTFOLIO                  AVERAGE
                                  TO AVERAGE       TURNOVER       TOTAL        COMM.
                                  NET ASSETS         RATE     DISTRIBUTIONS  PER SHARE*
                              -----------------------------   -------------  ----------
DISCOVERY FUND
Year ended 12/31/96...........      -0.85%           106%         (2.00)       0.0566
Year ended 12/31/95...........      -0.60%           118%         (4.35)          n/a
Year ended 12/31/94...........      -0.62%            72%          0.00           n/a
Year ended 12/31/93...........      -0.97%            99%         (0.52)          n/a
Year ended 12/31/92...........      -0.67%           111%         (0.24)          n/a
FRONTIER FUND
Year ended 12/31/96...........      -0.47%            85%         (3.05)       0.0567
Year ended 12/31/95...........      -0.07%            92%         (5.16)          n/a
Year ended 12/31/94...........      -0.25%            72%         (0.65)          n/a
Year ended 12/31/93...........      -0.75%           109%         (1.20)          n/a
Year ended 12/31/92...........      -0.58%           155%         (1.31)          n/a
PASSPORT FUND
Year ended 12/31/96...........       0.40%            58%         (0.11)       0.0147
Year ended 12/31/95...........       0.60%            37%         (0.04)          n/a
Year ended 12/31/94...........       0.12%            78%         (0.02)          n/a
11/16/93 (inception) to
  12/31/93....................       0.18%**           6%          0.00           n/a
SPECIAL FUND
Year ended 12/31/96...........      -0.28%           186%         (0.46)       0.0417
Year ended 12/31/95...........       0.00%           263%         (1.75)          n/a
Year ended 12/31/94...........      -0.27%           272%         (0.28)          n/a
Year ended 12/31/93...........      -0.14%           285%         (1.33)          n/a
Year ended 12/31/92...........      -0.05%           223%         (0.46)          n/a
INTERNATIONAL EQUITY FUND
Year ended 12/31/96...........      -0.15%            71%          0.00        0.0189
12/29/95 (inception) to
12/31/95......................         n/a            n/a          0.00           n/a
WORLDWIDE GROWTH FUND
Year ended 12/31/96...........       0.50%            72%         (0.82)       0.0247
Year ended 12/31/95...........       0.61%            54%         (0.74)          n/a
Year ended 12/31/94...........      -0.14%            87%         (0.46)          n/a
Year ended 12/31/93...........      -0.19%           117%         (0.41)          n/a
Year ended 12/31/92...........       0.01%           152%          0.00           n/a

------------
+ Certain fees were waived by the management company. Had these fees not been waived, the expense ratios would have been 2.46% for International Equity Fund and 1.49% for Government Securities Fund.

n/a Disclosure not applicable or not required in prior periods.

 ** Annualized

For a share outstanding throughout
each period.

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------
                                                        NET REALIZED                 LESS DISTRIBUTIONS
                                              NET       & UNREALIZED                ---------------------
                                  NAV      INVESTMENT   GAIN/(LOSS)    TOTAL FROM    FROM NET    FROM NET
                               BEGINNING   INCOME OR         ON        INVESTMENT   INVESTMENT   REALIZED
                               OF PERIOD     (LOSS)      SECURITIES    OPERATIONS     INCOME      GAINS
                               ---------   --------------------------------------   ---------------------
GROWTH FUND
Year ended 12/31/96...........  $ 14.77        0.02          2.40          2.42        (0.02)      (1.30)
Year ended 12/31/95...........    11.63        0.02          5.27          5.29        (0.02)      (2.13)
Year ended 12/31/94...........    12.38       (0.02)        (0.39)        (0.41)        0.00       (0.34)
Year ended 12/31/93...........    10.54       (0.01)         2.70          2.69         0.00       (0.85)
Year ended 12/31/92...........    11.22        0.01          0.48          0.49        (0.01)      (1.16)
BLUE CHIP FUND
Year ended 12/31/96...........  $  6.69        0.09          1.52          1.61        (0.09)      (0.98)
Year ended 12/31/95...........     6.16        0.09          1.70          1.79        (0.09)      (1.17)
Year ended 12/31/94...........     6.49        0.06         (0.02)         0.04        (0.06)      (0.31)
Year ended 12/31/93...........     6.91        0.04          0.96          1.00        (0.04)      (1.38)
Year ended 12/31/92...........     7.67        0.08         (0.10)        (0.02)       (0.08)      (0.66)
BALANCED FUND
Year ended 12/31/96...........  $  9.58        0.28          1.50          1.78        (0.27)      (0.48)
Year ended 12/31/95...........     8.56        0.28          2.21          2.49        (0.28)      (1.19)
Year ended 12/31/94...........     8.93        0.20         (0.37)        (0.17)       (0.20)       0.00
Year ended 12/31/93...........     8.30        0.22          1.58          1.80        (0.21)      (0.96)
Year ended 12/31/92...........     8.19        0.27          0.21          0.48        (0.28)      (0.09)
GOVERNMENT SECURITIES FUND
Year ended 12/31/96...........  $  9.29        3.20         (2.99)         0.21        (0.46)       0.00
Year ended 12/31/95...........     8.78        0.45          0.51          0.96        (0.45)       0.00
Year ended 12/31/94...........    10.02        0.52         (1.26)        (0.74)       (0.50)       0.00
Year ended 12/31/93...........    10.19        0.46          0.47          0.93        (0.46)      (0.64)
Year ended 12/31/92...........    10.48        0.51          0.03          0.54        (0.51)      (0.32)
MONEY MARKET FUND
Year ended 12/31/96...........  $  1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/95...........     1.00        0.05          0.00          0.05        (0.05)       0.00
Year ended 12/31/94...........     1.00        0.03          0.00          0.03        (0.03)       0.00
Year ended 12/31/93...........     1.00        0.02          0.00          0.02        (0.02)       0.00
Year ended 12/31/92...........     1.00        0.03          0.00          0.03        (0.03)       0.00

------------
 * The average commission per share is calculated by dividing agency commissions paid on equity securities trades by the number of shares traded. This is a new requirement under revised SEC regulations.

 # Net Expenses include the custodial credits shown as Earnings credits on the Statements of Operations. These credits are earned on uninvested cash held at the custodian. Gross Expenses are grossed up by the earned credits as required by the SEC.

 + Certain fees were waived by the management company. Had these fees not been waived, the expense ratios would have been 2.46% for International Equity Fund and 1.49% for Government Securities Fund.

n/a Disclosure not applicable or not required in prior periods.

 ** Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   TOTAL RETURN/RATIOS
                                                               --------------------------------------------------------
                                                                          NET ASSETS,         NET            GROSS
                                                    NAV                     END OF         EXPENSES        EXPENSES
                                   TOTAL            END        TOTAL        PERIOD        TO AVERAGE      TO AVERAGE
                               DISTRIBUTIONS     OF PERIOD     RETURN     (THOUSANDS)     NET ASSETS#     NET ASSETS#
                               -------------     ---------     --------------------------------------------------------
GROWTH FUND
Year ended 12/31/96...........    (1.32)         $ 15.87       16.6%      $1,118,323        1.19%           1.20%
Year ended 12/31/95...........    (2.15)           14.77       45.6%        655,927         1.24%           1.28%
Year ended 12/31/94...........    (0.34)           11.63       -3.4%        307,988         1.33%             n/a
Year ended 12/31/93...........    (0.85)           12.38       25.5%        343,423         1.32%             n/a
Year ended 12/31/92...........    (1.17)           10.54        4.3%        145,035         1.54%             n/a
BLUE CHIP FUND
Year ended 12/31/96...........    (1.07)         $  7.23       24.4%      $ 535,866         1.15%           1.16%
Year ended 12/31/95...........    (1.26)            6.69       29.1%        375,200         1.17%           1.22%
Year ended 12/31/94...........    (0.37)            6.16        0.5%        311,051         1.21%             n/a
Year ended 12/31/93...........    (1.42)            6.49       14.5%        306,592         1.22%             n/a
Year ended 12/31/92...........    (0.74)            6.91       -0.3%        290,309         1.23%             n/a
BALANCED FUND
Year ended 12/31/96...........    (0.75)         $ 10.61       18.8%      $ 394,896         1.10%           1.12%
Year ended 12/31/95...........    (1.47)            9.58       29.4%        130,346         1.19%           1.23%
Year ended 12/31/94...........    (0.20)            8.56       -1.9%         95,226         1.26%             n/a
Year ended 12/31/93...........    (1.17)            8.93       21.9%         72,859         1.34%             n/a
Year ended 12/31/92...........    (0.37)            8.30        6.0%         31,538         1.88%             n/a
GOVERNMENT SECURITIES FUND
Year ended 12/31/96...........    (0.46)         $  9.04        2.3%      $  15,190        1.26%+           1.29%
Year ended 12/31/95...........    (0.45)            9.29       11.1%         20,263         1.30%           1.30%
Year ended 12/31/94...........    (0.50)            8.78       -7.5%         21,323         1.34%             n/a
Year ended 12/31/93...........    (1.10)           10.02        9.3%         30,465         1.18%             n/a
Year ended 12/31/92...........    (0.83)           10.19        5.3%         25,047         1.18%             n/a
MONEY MARKET FUND
Year ended 12/31/96...........    (0.05)         $  1.00        4.5%      $ 109,866         0.86%           0.88%
Year ended 12/31/95...........    (0.05)            1.00        5.1%        125,646         0.89%           0.89%
Year ended 12/31/94...........    (0.03)            1.00        3.4%        201,342         0.91%             n/a
Year ended 12/31/93...........    (0.02)            1.00        2.2%        142,399         0.95%             n/a
Year ended 12/31/92...........    (0.03)            1.00        2.8%        120,295         0.95%             n/a

                                                  TOTAL RETURN/RATIOS
                              --------------------------------------------------------
                                 NET INVESTMENT
                                 INCOME (LOSS)      PORTFOLIO                  AVERAGE
                                   TO AVERAGE       TURNOVER       TOTAL        COMM.
                                   NET ASSETS         RATE     DISTRIBUTIONS  PER SHARE*
                              ------------------------------   -------------  ----------
GROWTH FUND
Year ended 12/31/96...........        0.15%           134%         (1.32)       0.0649
Year ended 12/31/95...........        0.12%           130%         (2.15)          n/a
Year ended 12/31/94...........       -0.17%           172%         (0.34)          n/a
Year ended 12/31/93...........       -0.15%           131%         (0.85)          n/a
Year ended 12/31/92...........        0.06%           216%         (1.17)          n/a
BLUE CHIP FUND
Year ended 12/31/96...........        1.40%           195%         (1.07)       0.0613
Year ended 12/31/95...........        1.19%           235%         (1.26)          n/a
Year ended 12/31/94...........        0.88%           239%         (0.37)          n/a
Year ended 12/31/93...........        0.57%           212%         (1.42)          n/a
Year ended 12/31/92...........        1.13%           103%         (0.74)          n/a
BALANCED FUND
Year ended 12/31/96...........        3.09%           146%         (0.75)       0.0588
Year ended 12/31/95...........        2.92%           286%         (1.47)          n/a
Year ended 12/31/94...........        2.37%           258%         (0.20)          n/a
Year ended 12/31/93...........        2.30%           251%         (1.17)          n/a
Year ended 12/31/92...........        3.57%            96%         (0.37)          n/a
GOVERNMENT SECURITIES FUND
Year ended 12/31/96...........        5.06%           166%         (0.46)          n/a
Year ended 12/31/95...........        4.92%           141%         (0.45)          n/a
Year ended 12/31/94...........        5.52%           379%         (0.50)          n/a
Year ended 12/31/93...........        4.33%           429%         (1.10)          n/a
Year ended 12/31/92...........        4.83%           204%         (0.83)          n/a
MONEY MARKET FUND
Year ended 12/31/96...........        4.58%            n/a         (0.05)          n/a
Year ended 12/31/95...........        5.11%            n/a         (0.05)          n/a
Year ended 12/31/94...........        3.49%            n/a         (0.03)          n/a
Year ended 12/31/93...........        2.26%            n/a         (0.02)          n/a
Year ended 12/31/92...........        2.78%            n/a         (0.03)          n/a

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities and Money Market Funds (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Funds' board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, and all securities held by the Money Market Fund are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities; such as currency fluctuations, political stability, economic stability and regulatory capabilities. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 1996 for settling foreign trades is listed on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or accounts of each Fund. The type of expense determines the allocation method.

  OPTIONS--Premiums received by the Funds upon writing call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The underlying securities are restricted from sale until the option is exercised or expires, and are footnoted as such in the Schedules of Investments.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER
   TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management, Inc. ("FAMI"), the Funds compensate FAMI for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of each Fund's net assets. For Discovery, Frontier, Passport, International Equity and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Special and Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Blue Chip and Balanced Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 of net assets and 0.50% of net assets in excess of $750 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million.

  At this time, FAMI has committed to limit International Equity Fund's expenses to 2.00% of average net assets. For the year ended December 31, 1996, $35,790 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated shareholder accounting, transfer and dividend disbursing agent for each Fund. With the exception of out of pocket charges, the fees charged by IFTC are paid by FAMI. The out of pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of each Fund held at IFTC.

  The Funds have agreed to compensate FAMI for providing certain shareholder servicing functions in addition to those currently provided by IFTC. The Funds paid FAMI a monthly fee equal on an annual basis to $25.00 per shareholder account considered to be an open account at any time during a given month. Effective June 1, 1996, the annual fee for providing these services was changed to $24.00.

  The Funds have also agreed to compensate FAMI for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds up to $500 million and 0.02% of the average daily net assets of the Funds in excess of $500 million.

  Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced and Government Securities Funds each has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the Fund may pay distribution expenses of up to 0.25% each year on its average daily net assets. During the year, Founders elected not to collect the full 0.25% from Government Securities Fund, which resulted in the Fund paying 0.05% under the plan.

  Certain officers, directors, and shareholders of the Funds are also officers and/or directors of FAMI.

3. OTHER

A complaint was filed in the U.S. District Court in Colorado in October 1995 by Plaintiff William O. Foster, designating the Funds and Bjorn K. Borgen, President and a Director of the Funds, as Defendants. The complaint principally alleged that the Defendants breached an alleged oral compensation agreement, thereby damaging the Plaintiff. The Defendants deny that the alleged oral agreement existed and deny any wrongdoing. In January 1996 the Defendants moved to dismiss the action for failure to state a claim or, in the alternative, to stay the action pending arbitration. On November 11, 1996, the Court entered an order dismissing the action in its entirety for failure to state a claim. On December 11, 1996, the Plaintiff filed a notice of appeal from the order of dismissal. The Defendants continue to believe that the suit is entirely without merit, and will continue to vigorously defend the case on appeal. To date all litigation costs and expenses relating to this matter have been paid by FAMI.

4. WRITTEN CALL OPTIONS

During 1996, Balanced and Blue Chip wrote covered call options. A call option is a contract that entitles the holder to buy, at his or her option, a specified number of units of a particular security at a specified price at any time until the stated expiration date of the contract.

  Written Call Options activity during 1996:

                       CONTRACTS               CONTRACTS               CONTRACTS               CONTRACTS
                  BEGINNING OF PERIOD           WRITTEN                 CLOSED               END OF PERIOD
                  -------------------     -------------------     -------------------     -------------------      REALIZED
     FUND         NUMBER     PREMIUM      NUMBER     PREMIUM      NUMBER     PREMIUM      NUMBER     PREMIUM      GAIN/(LOSS)
--------------    -------    --------     ------     --------     ------     --------     ------     --------     -----------
Blue Chip Fund       0          $0          834      $387,842       226      $625,116       608      $283,998      ($521,272)
Balanced Fund        0          $0          164       111,891       126       348,516        38        53,996       (290,621)

  Written Call Options open at December 31, 1996:

                                     NO. OF                    EXERCISE         EXP.        VALUE AT
     FUND             ISSUER       CONTRACTS      PREMIUM        PRICE          DATE        12/31/96
---------------    ------------    ----------     --------     ---------     ----------    ----------
Blue Chip Fund         IBM             540        $187,374       $ 135        01/20/97      ($918,000)
                   Wells Fargo          68          96,625       $ 260        01/20/97        (88,400)
                                       ---        --------                                 ----------
                                       608        $283,999                                ($1,006,400)
Balanced Fund      Wells Fargo          38        $ 53,996       $ 260        01/20/97       ($49,400)

5. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1996 have been reclassified among the components of net assets as follows:

                                    UNDISTRIBUTED         UNDISTRIBUTED
                                    NET INVESTMENT         NET REALIZED          PAID-IN
                                        INCOME           GAINS AND LOSSES        CAPITAL
                                    --------------       ----------------       ---------
Discovery Fund......................   $2,061,999          $(2,061,999)         $       0
Frontier Fund.......................    1,640,985               45,046         (1,686,031)
Passport Fund.......................     (227,233)             227,233                  0
Special Fund........................      994,371             (994,371)                 0
International Equity Fund...........        8,346               (8,346)                 0
Worldwide Growth Fund...............     (446,405)             446,405                  0
Growth Fund.........................      (70,058)              70,058                  0
Blue Chip Fund......................     (159,377)             159,377                  0
Balanced Fund.......................     (100,789)             100,789                  0
Government Securities Fund..........          333                    0               (333)
Money Market Fund...................       13,076                    0            (13,076)

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1996 are as follows (in thousands):

                                                       POST-     POST-
                                            NET       OCTOBER   OCTOBER
                                          CAPITAL     CAPITAL   CURRENCY   FEDERAL                                         NET
                                            LOSS       LOSS       LOSS       TAX       UNREALIZED      UNREALIZED     APPRECIATION/
                                         CARRYOVERS   DEFERRAL  DEFERRAL     COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                         ----------   -------   --------   --------   ------------   --------------   --------------
Discovery Fund.......................     $      0    $     0    $    0    $201,754     $ 63,957        $(14,297)        $ 49,660
Frontier Fund........................            0          0         0     348,848       87,722          (6,341)          81,381
Passport Fund........................            0          0       (33)    453,849       24,385          (4,752)          19,633
Special Fund.........................            0          0       (49)    317,396       56,695          (6,673)          50,022
International Equity Fund............            0          0        (2)      9,806        1,249            (260)             989
Worldwide Growth Fund................            0     (1,591)      (41)    762,799       63,408          (6,671)          56,737
Growth Fund..........................            0          0        (7)    876,237      155,917         (15,694)         140,223
Blue Chip Fund.......................            0          0       (15)    500,695       54,792          (3,794)          50,998
Balanced Fund........................            0          0       (31)    497,411       22,504          (4,855)          17,649
Government Securities Fund...........       (3,322)         0         0      15,328           95             (34)              61
Money Market Fund....................            0          0         0     107,323            0               0                0

6. FUND SHARE TRANSACTIONS

Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                    REINVESTED              NET INCREASE
                                             SOLD  DISTRIBUTIONS  REDEEMED   (DECREASE)

Discovery Fund:
    Year ended 12/31/96 .................    9,601      767       (10,129)       239
    Year ended 12/31/95 .................    4,806    1,505        (5,654)       657
Frontier Fund:
    Year ended 12/31/96 .................    3,958      968        (4,748)       178
    Year ended 12/31/95 .................    4,248    1,490        (4,390)     1,348
Passport Fund:
    Year ended 12/31/96 .................   16,459       98        (8,046)     8,511
    Year ended 12/31/95 .................    4,155       13        (1,641)     2,527
Special Fund:
    Year ended 12/31/96 .................   15,920    2,631       (26,226)    (7,675)
    Year ended 12/31/95 .................   24,417   10,369       (22,286)    12,500
International Equity Fund:
    Year ended 12/31/96 .................    1,051        0          (275)       776
    From 12/29/95 (inception) to
      12/31/95 ..........................       77        0             0         77
Worldwide Growth Fund:
    Year ended 12/31/96 .................   10,382      537        (6,721)     4,198
    Year ended 12/31/95 .................    9,895      380        (4,861)     5,414
Growth Fund:
    Year ended 12/31/96 .................   52,751    4,809       (31,481)    26,079
    Year ended 12/31/95 .................   25,006    5,259       (12,349)    17,916
Blue Chip Fund:
    Year ended 12/31/96 .................   27,721    8,894       (18,585)    18,030
    Year ended 12/31/95 .................    5,812    8,049        (8,330)     5,531
Balanced Fund:
    Year ended 12/31/96 .................   30,655    2,148        (9,216)    23,587
    Year ended 12/31/95 .................    5,141    1,684        (4,344)     2,481
Government Securities Fund:
    Year ended 12/31/96 .................    1,885       91        (2,478)      (502)
    Year ended 12/31/95 .................    2,424      108        (2,779)      (247)
Money Market Fund:
    Year ended 12/31/96 .................  440,366    6,354      (462,525)   (15,805)
    Year ended 12/31/95 .................  293,433    6,647      (375,802)   (75,722)

                                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareholders of Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Founders Funds, Inc. (the "Fund") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1995 were audited by other independent accountants whose report dated January 26, 1996 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Denver, Colorado
January 31, 1997

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (UNAUDITED)

Dividends paid by the Funds from net investment income and distributions of net realized short term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 1996, the following amounts qualified for the dividend received deduction available to the Funds' corporate shareholders:

Discovery............................     0.38%
Frontier.............................     3.45%
Passport.............................     0.00%
Special..............................    14.54%
International Equity.................     0.00%
Worldwide Growth.....................     4.69%
Growth...............................    17.03%
Blue Chip............................    11.15%
Balanced.............................    16.23%

Founders Funds [Logo]

Founders Asset Management, Inc.
2930 East Third Avenue
Denver, CO 80206-5002

1-800-525-2440

DIRECTORS

John K. Langum, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Trygve Myhren
Jay A. Precourt
Eugene H. Vaughan, Jr.
Jonathan F. Zeschin

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

(c)1997 Founders Asset Management, Inc., Distributor. Founders Funds is a registered trademark of Founders Asset Management, Inc.
Date of first use: February 28, 1997
A-470-AR